Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2022

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 54.1 million square feet and 194 properties, including thirteen properties under construction/redevelopment. BXP’s properties include 173 office properties, 14 retail properties (including 2 retail properties under construction/redevelopment), six residential properties (including one residential property under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned an eleventh consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, increasing interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, job losses and potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy; the impact of geopolitical conflicts, including the ongoing war in Ukraine; the impact of the COVID-19 global pandemic on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the pandemic or mitigate its impact, the direct and indirect economic effects of the pandemic and containment measures on our clients, and the ability of our clients to successfully operate their businesses); the impact of possible future health crises; BXP’s ability to enter into new leases or renew leases on favorable terms, dependence on clients’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including potential costs to comply with the Securities and Exchange Commission’s proposed rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 55.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 200 Fifth Avenue, New York, NY)

Q4 2022
Table of contents

Q4 2022
Company profile
SNAPSHOT

(as of December 31, 2022)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	194
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	54.1 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	175.0 million
Closing Price, at the end of the quarter	$67.58 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	5.8%
Consolidated Market Capitalization [2]	$26.1 billion
BXP’s Share of Market Capitalization [2,3]	$26.3 billion
Unsecured Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Kelly A. Ayotte	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Bruce W. Duncan		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins	Chair of Sustainability Committee	Robert E. Pester	Executive Vice President, San Francisco Region
Mary E. Kipp		Hilary Spann	Executive Vice President, New York Region
Joel I. Klein	Chair of Compensation Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee
		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC Region
David A. Twardock	Chair of Audit Committee
William H. Walton, III		Jonathan D. Lange	Senior Vice President, Los Angeles Region
		Donna D. Garesche	Senior Vice President, Chief Human Resources Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer

____________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 27.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q4 2022
Guidance and assumptions
GUIDANCE

BXP’s guidance for the first quarter 2023 and full year 2023 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on January 31, 2023 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 57. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2023		Full Year 2023
	Low	High	Low	High
Projected EPS (diluted)	$0.52	$0.54	$2.36	$2.46
Add:
Projected Company share of real estate depreciation and amortization	1.14	1.14	4.72	4.72
Projected FFO per share (diluted)	$1.66	$1.68	$7.08	$7.18

ASSUMPTIONS
(dollars in thousands)

	Full Year 2023
	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.00%	89.50%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	(0.50)%	0.50%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	1.00%	2.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$98,000	$108,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(30,000)	$(28,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$100,000	$120,000
Termination income	$3,000	$5,000

Other revenue (expense):
Development, management services and other revenue	$30,000	$35,000
General and administrative expense [1]	$(164,000)	$(157,000)
Consolidated net interest expense [2]	$(525,000)	$(515,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(152,000)	$(147,000)

_______________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.
2 Excludes $(100M) - $(95M) for full year 2023 of BXP’s share of projected interest expense from unconsolidated joint ventures.

Q4 2022
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Dec-22	30-Sep-22
Net income attributable to Boston Properties, Inc.	$121,790	$360,977
Net income attributable to Boston Properties, Inc. per share - diluted	$0.78	$2.29
FFO attributable to Boston Properties, Inc. [1]	$292,940	$299,751
Diluted FFO per share [1]	$1.86	$1.91
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$236,218	$127,771

Selected items:
Revenue	$789,824	$790,523
Recoveries from clients	$121,750	$123,665
Service income from clients	$3,044	$2,933
BXP’s Share of revenue [3]	$772,897	$771,125
BXP’s Share of straight-line rent [3]	$31,029	$33,817
BXP’s Share of fair value lease revenue [3,4]	$3,841	$2,933
BXP’s Share of termination income [3]	$2,320	$2,424
Ground rent expense	$2,794	$3,309
Capitalized interest	$12,082	$12,230
Capitalized wages	$4,054	$3,921
Loss from unconsolidated joint ventures	$(58,451)	$(3,524)
BXP’s share of FFO from unconsolidated joint ventures [5]	$16,880	$17,961
Net income attributable to noncontrolling interests in property partnerships	$19,961	$18,801
FFO attributable to noncontrolling interests in property partnerships [6]	$37,396	$36,507

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$4,182	$4,524
Below-market rents (included within Other Liabilities)	$52,628	$56,058
Accrued rental income liability (included within Other Liabilities)	$124,436	$119,839

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	3.57	3.82
Interest Coverage Ratio (including capitalized interest) [7]	3.22	3.41
Fixed Charge Coverage Ratio [7]	2.77	3.04
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.57	7.49
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	0.1%	3.2%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	2.6%	6.7%
FAD Payout Ratio [2]	72.62%	134.26%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.2%	63.3%
Occupancy of In-Service Properties	88.6%	88.9%

Capitalization:
Consolidated Debt	$14,240,336	$13,832,871
BXP’s Share of Debt [10]	$14,482,308	$13,925,599
Consolidated Market Capitalization	$26,064,674	$26,950,372
Consolidated Debt/Consolidated Market Capitalization	54.63%	51.33%
BXP’s Share of Market Capitalization [10]	$26,306,646	$27,043,100
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	55.05%	51.49%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended December 31, 2022, see page 36.
6For a quantitative reconciliation for the three months ended December 31, 2022, see page 33.
7For a quantitative reconciliation for the three months ended December 31, 2022 and September 30, 2022, see page 31.
8For a quantitative reconciliation for the three months ended December 31, 2022 and September 30, 2022, see page 30.
9For a quantitative reconciliation for the three months ended December 31, 2022 and September 30, 2022, see pages 10, 65 and 66.
10For a quantitative reconciliation for December 31, 2022, see page 27.

Q4 2022
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Dec-22	30-Sep-22
ASSETS
Real estate	$24,261,588	$23,920,533
Construction in progress	406,574	670,167
Land held for future development	721,501	601,676
Right of use assets - finance leases	237,510	237,505
Right of use assets - operating leases	167,351	167,935
Less accumulated depreciation	(6,298,082)	(6,170,472)
Total real estate	19,496,442	19,427,344
Cash and cash equivalents	690,333	375,774
Cash held in escrows	46,479	73,112
Investments in securities	32,277	30,040
Tenant and other receivables, net	81,389	69,633
Related party note receivable, net	78,576	78,592
Sales-type lease receivable, net	12,811	—
Accrued rental income, net	1,276,580	1,250,176
Deferred charges, net	733,282	720,648
Prepaid expenses and other assets	43,589	107,538
Investments in unconsolidated joint ventures	1,715,911	1,593,834
Total assets	$24,207,669	$23,726,691

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$3,272,368	$3,271,157
Unsecured senior notes, net	10,237,968	9,491,714
Unsecured line of credit	—	340,000
Unsecured term loan, net	730,000	730,000
Lease liabilities - finance leases	249,335	248,092
Lease liabilities - operating leases	204,686	205,008
Accounts payable and accrued expenses	417,545	360,572
Dividends and distributions payable	170,643	170,952
Accrued interest payable	103,774	91,885
Other liabilities	450,918	417,255
Total liabilities	15,837,237	15,326,635

Commitments and contingencies	—	—
Redeemable deferred stock units	6,613	6,985

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,836,767 and 156,833,612 issued and 156,757,867 and 156,754,712 outstanding at December 31, 2022 and September 30, 2022, respectively	1,568	1,568
Additional paid-in capital	6,539,147	6,532,299
Dividends in excess of earnings	(391,356)	(359,536)
Treasury common stock at cost, 78,900 shares at December 31, 2022 and September 30, 2022	(2,722)	(2,722)
Accumulated other comprehensive loss	(13,718)	(15,991)
Total stockholders’ equity attributable to Boston Properties, Inc.	6,132,919	6,155,618

Noncontrolling interests:
Common units of the Operating Partnership	683,583	685,952
Property partnerships	1,547,317	1,551,501
Total equity	8,363,819	8,393,071
Total liabilities and equity	$24,207,669	$23,726,691

Q4 2022
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-22	30-Sep-22
Revenue
Lease	$739,094	$739,255
Parking and other	26,088	26,259
Insurance proceeds	903	1,895
Hotel revenue	11,087	11,749
Development and management services	8,406	7,465
Direct reimbursements of payroll and related costs from management services contracts	4,246	3,900
Total revenue	789,824	790,523
Expenses
Operating	144,668	145,083
Real estate taxes	135,529	135,670
Demolition costs	203	—
Restoration expenses related to insurance claims	1,865	949
Hotel operating	7,646	8,548
General and administrative [1]	36,000	32,519
Payroll and related costs from management services contracts	4,246	3,900
Transaction costs	759	1,650
Depreciation and amortization	198,330	190,675
Total expenses	529,246	518,994
Other income (expense)
Loss from unconsolidated joint ventures [2]	(58,451)	(3,524)
Gains on sales of real estate	55,726	262,345
Gain on sales-type lease [3]	10,058	—
Gains (losses) from investments in securities [1]	2,096	(1,571)
Unrealized loss on non-real estate investment	(150)	—
Interest and other income (loss)	5,789	3,728
Interest expense	(119,923)	(111,846)
Net income	155,723	420,661
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,961)	(18,801)
Noncontrolling interest - common units of the Operating Partnership [4]	(13,972)	(40,883)
Net income attributable to Boston Properties, Inc.	$121,790	$360,977

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.78	$2.30
Net income attributable to Boston Properties, Inc. per share - diluted	$0.78	$2.29

_____________
1General and administrative expense includes $2.1 million and $(1.6) million and Gains (losses) from investments in securities include $2.1 million and $(1.6) million for the three months ended December 31, 2022 and September 30, 2022, respectively, related to the Company’s deferred compensation plan.
2Includes a $50.7 million non-cash impairment charge related to the Company’s investment in Dock 72, an unconsolidated joint venture property in Brooklyn, New York in which the Company has a 50% interest.
3The Company amended and modified a ground lease with a hotel developer that originally was classified and accounted for as an operating lease, due to certain termination provisions. Upon modification, the 99-year ground lease, of which approximately 97 years remain, was reclassified as a sales-type lease. As a result, the Company derecognized the underlying asset resulting in a gain on sales-type lease of approximately $10.1 million. The hotel developer will be constructing a 267-room hotel.
4For additional detail, see page 6.

Q4 2022
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Dec-22	30-Sep-22
Net income attributable to Boston Properties, Inc.	$121,790	$360,977
Add:
Noncontrolling interest - common units of the Operating Partnership	13,972	40,883
Noncontrolling interests in property partnerships	19,961	18,801
Net income	155,723	420,661
Add:
Depreciation and amortization expense	198,330	190,675
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,435)	(17,706)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	24,626	21,485
Corporate-related depreciation and amortization	(431)	(431)
Impairment loss included within loss from unconsolidated joint ventures	50,705	—
Less:
Gains on sales of real estate	55,726	262,345
Gain on sales-type lease	10,058	—
Unrealized loss on non-real estate investment	(150)	—
Noncontrolling interests in property partnerships	19,961	18,801
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	325,923	333,538
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,983	33,787
FFO attributable to Boston Properties, Inc.	$292,940	$299,751

Boston Properties, Inc.’s percentage share of Basic FFO	89.88%	89.87%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.12%	10.13%
Basic FFO per share	$1.87	$1.91
Weighted average shares outstanding - basic	156,773	156,754
Diluted FFO per share	$1.86	$1.91
Weighted average shares outstanding - diluted	157,112	157,133

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Dec-22	30-Sep-22
Basic FFO	$325,923	$333,538
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	325,923	333,538
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	33,687	33,687
Boston Properties, Inc.’s share of Diluted FFO	$292,236	$299,851

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Dec-22	30-Sep-22
Shares/units for Basic FFO	174,423	174,416
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	339	379
Shares/units for Diluted FFO	174,762	174,795
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,650	17,662
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,112	157,133

Boston Properties, Inc.’s percentage share of Diluted FFO	89.90%	89.90%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended December 31, 2022, see page 33.
3For a quantitative reconciliation for the three months ended December 31, 2022, see page 36.

Q4 2022
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Dec-22	30-Sep-22
Net income attributable to Boston Properties, Inc.	$121,790	$360,977
Add:
Noncontrolling interest - common units of the Operating Partnership	13,972	40,883
Noncontrolling interests in property partnerships	19,961	18,801
Net income	155,723	420,661
Add:
Depreciation and amortization expense	198,330	190,675
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,435)	(17,706)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	24,626	21,485
Corporate-related depreciation and amortization	(431)	(431)
Impairment loss included within loss from unconsolidated joint ventures	50,705	—
Less:
Gains on sales of real estate	55,726	262,345
Gain on sales-type lease	10,058	—
Unrealized loss on non-real estate investment	(150)	—
Noncontrolling interests in property partnerships	19,961	18,801
Basic FFO	325,923	333,538
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	11,711	6,047
BXP’s Share of hedge amortization, net of costs [1]	1,751	200
BXP’s share of fair value interest adjustment [1]	250	—
BXP’s Share of straight-line ground rent expense adjustment [1,5]	404	944
Stock-based compensation	7,496	7,695
Non-real estate depreciation	431	431
Unearned portion of capitalized fees from consolidated joint ventures [6]	1,135	1,093
Less:
BXP’s Share of straight-line rent [1]	31,029	33,817
BXP’s Share of fair value lease revenue [1,7]	3,841	2,933
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	55,613	169,759
BXP’s Share of maintenance capital expenditures [1,8]	22,229	15,520
Hotel improvements, equipment upgrades and replacements	171	148
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$236,218	$127,771

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$171,548	$171,550

FAD Payout Ratio[1] (B÷A)	72.62%	134.26%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended December 31, 2022, see page 33.
3For a quantitative reconciliation for the three months ended December 31, 2022, see page 36.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2024 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 61 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q4 2022
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Dec-22	31-Dec-21
Net income attributable to Boston Properties, Inc.	$121,790	$184,537
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,972	20,544
Noncontrolling interest in property partnerships	19,961	18,204
Net income	155,723	223,285
Add:
Interest expense	119,923	103,331
Losses from early extinguishments of debt	—	44,284
Unrealized loss on non-real estate investment	150	—
Loss from unconsolidated joint ventures	58,451	825
Depreciation and amortization expense	198,330	177,521
Transaction costs	759	2,066
Payroll and related costs from management services contracts	4,246	3,321
General and administrative expense	36,000	33,649
Less:
Gains from investments in securities	2,096	1,882
Interest and other income (loss)	5,789	1,564
Gain on sales-type lease	10,058	—
Gains on sales of real estate	55,726	115,556
Direct reimbursements of payroll and related costs from management services contracts	4,246	3,321
Development and management services revenue	8,406	7,516
Net Operating Income (NOI)	487,261	458,443
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	37,734	33,278
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	48,589	47,841
BXP’s Share of NOI	476,406	443,880
Less:
Termination income	1,723	(16)
BXP’s share of termination income from unconsolidated joint ventures [1]	803	88
Add:
Partners’ share of termination income from consolidated joint ventures [2]	206	(4)
BXP’s Share of NOI (excluding termination income)	$474,086	$443,804

Net Operating Income (NOI)	$487,261	$458,443
Less:
Termination income	1,723	(16)
NOI from non Same Properties (excluding termination income) [3]	41,487	14,845
Same Property NOI (excluding termination income)	444,051	443,614
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	48,383	47,845
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	36,931	33,190
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	10,220	6,828
BXP’s Share of Same Property NOI (excluding termination income)	$422,379	$422,131
_____________
1For a quantitative reconciliation for the three months ended December 31, 2022, see page 64.
2For a quantitative reconciliation for the three months ended December 31, 2022, see pages 61-62.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2022 and therefore are no longer a part of the Company’s property portfolio.

Q4 2022
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Dec-22	31-Dec-21
Net income attributable to Boston Properties, Inc.	$121,790	$184,537
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,972	20,544
Noncontrolling interest in property partnerships	19,961	18,204
Net income	155,723	223,285
Add:
Interest expense	119,923	103,331
Losses from early extinguishments of debt	—	44,284
Unrealized loss on non-real estate investment	150	—
Loss from unconsolidated joint ventures	58,451	825
Depreciation and amortization expense	198,330	177,521
Transaction costs	759	2,066
Payroll and related costs from management services contracts	4,246	3,321
General and administrative expense	36,000	33,649
Less:
Gains from investments in securities	2,096	1,882
Interest and other income (loss)	5,789	1,564
Gain on sales-type lease	10,058	—
Gains on sales of real estate	55,726	115,556
Direct reimbursements of payroll and related costs from management services contracts	4,246	3,321
Development and management services revenue	8,406	7,516
Net Operating Income (NOI)	487,261	458,443
Less:
Straight-line rent	32,038	30,619
Fair value lease revenue	3,088	1,412
Termination income	1,723	(16)
Add:
Straight-line ground rent expense adjustment [1]	631	680
Lease transaction costs that qualify as rent inducements [2]	11,212	3,731
NOI - cash (excluding termination income)	462,255	430,839
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	34,311	10,745
Same Property NOI - cash (excluding termination income)	427,944	420,094
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	43,709	45,401
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	33,154	30,412
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	9,021	7,158
BXP’s Share of Same Property NOI - cash (excluding termination income)	$408,368	$397,947
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(369) and $52 for the three months ended December 31, 2022 and 2021, respectively. As of December 31, 2022, the Company has remaining lease payments aggregating approximately $25.3 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2022 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended December 31, 2022, see page 62.
5For a quantitative reconciliation for the three months ended December 31, 2022, see page 64.

Q4 2022
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-22	31-Dec-21	Change	Change	31-Dec-22	31-Dec-21	Change	Change
Rental Revenue [2]	$698,986	$680,178			$22,569	$16,166
Less: Termination income	1,723	(16)			—	—
Rental revenue (excluding termination income) [2]	697,263	680,194	$17,069	2.5%	22,569	16,166	$6,403	39.6%
Less: Operating expenses and real estate taxes	262,470	242,597	19,873	8.2%	13,311	10,149	3,162	31.2%
NOI (excluding termination income) [2,3]	$434,793	$437,597	$(2,804)	(0.6)%	$9,258	$6,017	$3,241	53.9%

Rental revenue (excluding termination income) [2]	$697,263	$680,194	$17,069	2.5%	$22,569	$16,166	$6,403	39.6%
Less: Straight-line rent and fair value lease revenue	19,674	27,721	(8,047)	(29.0)%	22	23	(1)	4.3%
Add: Lease transaction costs that qualify as rent inducements [4]	2,958	3,544	(586)	(16.5)%	—	—	—	—%
Subtotal	680,547	656,017	24,530	3.7%	22,547	16,143	6,404	39.7%
Less: Operating expenses and real estate taxes	262,470	242,597	19,873	8.2%	13,311	10,149	3,162	31.2%
Add: Straight-line ground rent expense [5]	631	680	(49)	(7.2)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$418,708	$414,100	$4,608	1.1%	$9,236	$5,994	$3,242	54.1%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-22	31-Dec-21	Change	Change	31-Dec-22	31-Dec-21	Change	Change
Rental Revenue [2]	$721,555	$696,344			$47,932	$45,026
Less: Termination income	1,723	(16)			802	88
Rental revenue (excluding termination income) [2]	719,832	696,360	$23,472	3.4%	47,130	44,938	$2,192	4.9%
Less: Operating expenses and real estate taxes	275,781	252,746	23,035	9.1%	20,419	18,576	1,843	9.9%
NOI (excluding termination income) [2,3]	$444,051	$443,614	$437	0.1%	$26,711	$26,362	$349	1.3%

Rental revenue (excluding termination income) [2]	$719,832	$696,360	$23,472	3.4%	$47,130	$44,938	$2,192	4.9%
Less: Straight-line rent and fair value lease revenue	19,696	27,744	(8,048)	(29.0)%	3,320	3,822	(502)	(13.1)%
Add: Lease transaction costs that qualify as rent inducements [4]	2,958	3,544	(586)	(16.5)%	600	569	31	5.4%
Subtotal	$703,094	$672,160	30,934	4.6%	44,410	41,685	2,725	6.5%
Less: Operating expenses and real estate taxes	275,781	252,746	23,035	9.1%	20,419	18,576	1,843	9.9%
Add: Straight-line ground rent expense [5]	631	680	(49)	(7.2)%	142	145	(3)	(2.1)%
NOI - cash (excluding termination income) 2, [3]	$427,944	$420,094	$7,850	1.9%	$24,133	$23,254	$879	3.8%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [3,6,7]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-22	31-Dec-21	Change	Change	31-Dec-22	31-Dec-21	Change	Change
Rental Revenue [2]	$78,912	$76,459			$690,575	$664,911
Less: Termination income	206	(4)			2,319	76
Rental revenue (excluding termination income) [2]	78,706	76,463	$2,243	2.9%	688,256	664,835	$23,421	3.5%
Less: Operating expenses and real estate taxes	30,323	28,618	1,705	6.0%	265,877	242,704	23,173	9.5%
NOI (excluding termination income) [2,3]	$48,383	$47,845	$538	1.1%	$422,379	$422,131	$248	0.1%

Rental revenue (excluding termination income) [2]	$78,706	$76,463	$2,243	2.9%	$688,256	$664,835	$23,421	3.5%
Less: Straight-line rent and fair value lease revenue	4,775	3,336	1,439	43.1%	18,241	28,230	(9,989)	(35.4)%
Add: Lease transaction costs that qualify as rent inducements [4]	101	892	(791)	(88.7)%	3,457	3,221	236	7.3%
Subtotal	74,032	74,019	13	—%	673,472	639,826	33,646	5.3%
Less: Operating expenses and real estate taxes	30,323	28,618	1,705	6.0%	265,877	242,704	23,173	9.5%
Add: Straight-line ground rent expense [5]	—	—	—	—%	773	825	(52)	(6.3)%
NOI - cash (excluding termination income) 2, [3]	$43,709	$45,401	$(1,692)	(3.7)%	$408,368	$397,947	$10,421	2.6%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $(369) and $52 for the three months ended December 31, 2022 and 2021, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.

Q4 2022
Same property net operating income (NOI) by reportable segment (continued)
6BXP’s Share equals (A) + (B) - (C).
7BXP’s Share of Same Store NOI-cash (excluding termination income) increased $10,421, compared to Q4 2021. Included in Q4 2021 is BXP’s Share of $7,225 of cash rent abatements and deferrals primarily related to COVID-19.

Q4 2022
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Dec-22	30-Sep-22
Maintenance capital expenditures	$25,813	$16,808
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	6,127	8,969
Hotel improvements, equipment upgrades and replacements	171	148
Subtotal	32,111	25,925
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	784	601
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	444	462
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	4,368	1,889
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	1,688	2,372
BXP’s Share of Capital Expenditures [1]	$27,283	$22,727

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Dec-22	30-Sep-22
Square feet	1,038,282	1,680,341
Tenant improvements and lease commissions PSF	$82.25	$116.42

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of unconsolidated joint ventures.

Q4 2022
Acquisitions and dispositions
For the period from January 1, 2022 through December 31, 2022
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
Madison Centre	Seattle, WA	May 17, 2022	754,988	$730,000	$—	$730,000	92.7%
125 Broadway	Cambridge, MA	September 16, 2022	271,000	592,438	2,500	594,938	100.0%
200 Fifth Avenue (26.69% ownership interest) [1]	New York, NY	November 17, 2022	854,737	280,100	2,667	282,767	92.5%
Total Acquisitions			1,880,725	$1,602,538	$5,167	$1,607,705	93.6%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [2]
195 West Street	Waltham, MA	March 31, 2022	63,500	$37,700	$35,397	$22,701
Virginia 95 Office Park	Springfield, VA	June 15, 2022	733,421	127,500	121,948	96,160
601 Massachusetts Avenue	Washington, DC	August 30, 2022	478,667	531,000	512,270	237,433
Broadrun Land Parcel	Loudoun County, VA	September 15, 2022	N/A	27,000	25,605	24,380
The Avant at Reston Town Center [3]	Reston, VA	November 8, 2022	329,195	141,000	139,591	55,608
Total Dispositions			1,604,783	$864,200	$834,811	$436,282

___________________
1Initial purchase price includes $120.1 million of cash and BXP’s pro rata share of the outstanding loan secured by the property of $160.0 million.
2Excludes approximately $0.7 million of gains on sales of real estate recognized during the year ended December 31, 2022 related to gain amounts from sales of real estate occurring in prior periods.
3The Company only disposed of the residential component and retains ownership of the approximately 26,000 square foot ground-level retail space.

Q4 2022
Construction in progress
as of December 31, 2022
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 12/31/2022	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
140 Kendrick - Building A	Q3 2023	Q3 2023	Needham, MA	104,000	$7,995	$26,600	$—	$—	$18,605	100%		—%	N/A
2100 Pennsylvania Avenue	Q2 2022	Q3 2024	Washington, DC	480,000	315,966	356,100	—	—	40,134	81%		64%	$120
360 Park Avenue South (42% ownership) [6]	Q4 2023	Q1 2025	New York, NY	450,000	203,545	219,000	92,774	88,164	10,845	—%		—%	N/A
Reston Next Office Phase II	Q2 2024	Q2 2025	Reston, VA	90,000	22,954	61,000	—	—	38,046	—%		—%	N/A
Platform16 Building A (55% ownership) [7]	Q2 2025	Q4 2026	San Jose, CA	389,500	85,471	231,900	—	—	146,429	—%		—%	N/A
Total Office Properties under Construction				1,513,500	635,931	894,600	92,774	88,164	254,059	33%		20%	120

Lab/Life Sciences
751 Gateway (49% ownership)	Q2 2024	Q2 2024	South San Francisco, CA	231,000	87,847	127,600	—	—	39,753	100%		—%	N/A
103 CityPoint	Q1 2024	Q3 2024	Waltham, MA	113,000	44,678	115,100	—	—	70,422	—%		—%	N/A
190 CityPoint (formerly 180 CityPoint)	Q1 2024	Q4 2024	Waltham, MA	329,000	143,389	274,700	—	—	131,311	43%		—%	N/A
105 Carnegie Center Redevelopment	Q1 2024	Q1 2025	Princeton, NJ	73,000	631	40,600	—	—	39,969	—%		—%	N/A
651 Gateway (50% ownership)	Q4 2023	Q4 2025	South San Francisco, CA	327,000	44,648	146,500	—	—	101,852	7%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,073,000	321,193	704,500	—	—	383,307	37%		—%	N/A

Residential
Reston Next Residential (508 units) (20% ownership)	Q2 2024	Q2 2026	Reston, VA	417,000	11,451	47,700	28,000	3,037	11,286	—%		—%	N/A
Total Residential Property under Construction				417,000	11,451	47,700	28,000	3,037	11,286	—%		—%	N/A
Retail
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	3,071	43,800	—	—	40,729	100%		—%	N/A
Reston Next Retail [10]	Q2 2025	Q4 2025	Reston, VA	33,000	17,198	26,600	—	—	9,402	—%		—%	N/A
Total Retail Property under Construction				151,000	20,269	70,400	—	—	50,131	78%		—	N/A

Other
View Boston Observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	151,999	182,300	—	—	30,301	N/A		—%	N/A
Total Properties Under Construction [8]				3,213,500	$1,140,843	$1,899,500	$120,774	$91,201	$729,084	37%	[9]	9%	$120

Q4 2022
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2022

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 12/31/2022	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
325 Main Street	Q2 2022	Q2 2022	Cambridge, MA	414,008	$356,361	$410,500	$—	$—	$54,139	92%	$9,179
880 Winter Street	Q3 2022	Q1 2023	Waltham, MA	243,618	115,034	122,100	—	—	7,066	97%	1,912
Reston Next	Q4 2021	Q4 2023	Reston, VA	1,063,236	546,381	611,800	—	—	65,419	90%	7,249
Total Projects Fully Placed In-Service				1,720,862	$1,017,776	$1,144,400	$—	$—	$126,624	91%	$18,340

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of January 27, 2023, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended December 31, 2022. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 55.
6Investment to Date includes all related costs incurred prior to the contribution of the property by the Company to the joint venture on December 15, 2021 totaling approximately $107 million and the Company’s proportionate share of the loan. The Company’s joint venture partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the joint venture partners will fund required capital according to their percentage interests.
7Estimated total investment represents the costs to complete Building A, a 389,500 square foot building, and Building A’s proportionate share of land and garage costs. In conjunction with the construction of Building A, garage and site work will be completed for Phase II, which will support approximately 700,000 square feet of development in two office buildings, budgeted to be an incremental $141 million.
8Estimated total investment excludes approximately $210 million related to the redevelopment of 300 Binney Street which is currently in-service. The Company and Biogen terminated their existing lease agreement at 300 Binney Street to facilitate the conversion and expansion of the property, which is expected to begin in early 2023. Biogen will be vacating the property in phases through early 2023. The redeveloped property is 100% pre-leased. The commencement of construction are subject to various conditions. There can be no assurance that the Company will commence the redevelopment on the terms and schedule currently contemplated or at all.
9Total percentage leased excludes Residential and Other.
10 Reston Next Retail was previously included within the Reston Next project.

Q4 2022
Land parcels and purchase options
as of December 31, 2022

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA	2,229,000
San Jose, CA 2	2,199,000
New York, NY (25% Ownership)	2,000,000
Princeton, NJ	1,650,000
San Francisco, CA	850,000
San Jose, CA (55% Ownership)	698,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% Ownership)	451,000
Springfield, VA	422,000
Waltham, MA	365,000
El Segundo, CA (50% Ownership)	275,000
Lexington, MA [2]	259,000
Rockville, MD [2]	252,000
Dulles, VA [3]	150,000
Total	12,952,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA 3	1,400,000
Boston, MA	1,300,000
Waltham, MA 4	1,200,000
Total	3,900,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 21-24.
3In January 2023, the Company commenced the development of 290 Binney Street, an approximately 570,000 net rentable square feet laboratory/life sciences project in Cambridge, Massachusetts. 290 Binney Street is 100% pre-leased to AstraZeneca.
4The Company expects to be a 50% partner in the future development of these sites.

Q4 2022
Leasing activity
for the three months ended December 31, 2022

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,250,909
Less:
Property dispositions/properties taken out of service [1]	126,452
Add:
Properties acquired vacant space [2]	64,437
Properties placed (and partially placed) in-service [3]	819,190
Leases expiring or terminated during the period	1,103,402
Total space available for lease	7,111,486

1st generation leases	462,427
2nd generation leases with new clients	794,622
2nd generation lease renewals	243,660
Total space leased	1,500,709

Vacant space available for lease at the end of the period	5,610,777
Net (increase)/decrease in available space	(359,868)

Second generation leasing information: [4]
Leases commencing during the period (SF)	1,038,282
Weighted average lease term (months)	78
Weighted average free rent period (days)	229
Total transaction costs per square foot [5]	$82.25
Increase (decrease) in gross rents [6]	4.28%
Increase (decrease) in net rents [7]	6.29%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [9]
	1st generation	2nd generation	total [8]	gross [6]	net [7]
Boston	156,778	319,128	475,906	14.76%	21.85%	286,541
Los Angeles	—	—	—	—%	—%	6,417
New York	4,657	143,140	147,797	(10.35)%	(16.52)%	304,102
San Francisco	—	224,824	224,824	20.14%	28.09%	213,115
Seattle	—	4,393	4,393	11.00%	15.79%	6,607
Washington, DC	300,992	346,797	647,789	(7.26)%	(11.23)%	321,140
Total / Weighted Average	462,427	1,038,282	1,500,709	4.28%	6.29%	1,137,922

_____________
1Total vacant square feet of property dispositions/properties taken out of service in Q4 2022 consists of 69,995 square feet at 105 Carnegie Center and 56,457 square feet at 2096 Gaither Road.
2Total vacant square feet of properties acquired in Q4 2022 consists of 64,437 square feet at 200 Fifth Avenue.
3Total square feet of properties placed in-service in Q4 2022 consists of 192,419 square feet at 880 Winter Street and 343,271 square feet at Reston Next, and total square feet of properties partially placed in-service consists of 283,500 square feet at 2100 Pennsylvania Avenue.
4Second generation leases are defined as leases for space that have previously been leased. Of the 1,038,282 square feet of second generation leases that commenced in Q4 2022, leases for 794,368 square feet were signed in prior periods.
5Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
6Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 527,684 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 527,684 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
8Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
9Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 243,914.

Q4 2022
Portfolio overview
for the three months ended December 31, 2022
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,915,310	967,107	550,114	330,000	16,762,531
Los Angeles	2,185,937	126,377	—	—	2,312,314
New York	12,094,252	486,390	—	—	12,580,642
San Francisco	6,997,199	355,934	318,171	—	7,671,304
Seattle	1,506,632	26,472	—	—	1,533,104
Washington, DC	8,830,034	664,662	493,241	—	9,987,937
Total	46,529,364	2,626,942	1,361,526	330,000	50,847,832
% of Total	91.50%	5.17%	2.68%	0.65%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$699,932	$53,919	$12,333	$10,988	$777,172
Less:
Partners’ share from consolidated joint ventures [4]	69,157	9,755	—	—	78,912
Add:
BXP’s share from unconsolidated joint ventures [5]	56,817	2,312	2,656	—	61,785
BXP’s Share of Rental revenue [1]	$687,592	$46,476	$14,989	$10,988	$760,045
% of Total	90.47%	6.11%	1.97%	1.45%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	29.78%	6.76%	36.54%
Los Angeles	2.72%	—%	2.72%
New York	23.78%	2.11%	25.89%
San Francisco	16.52%	2.45%	18.97%
Seattle	2.41%	—%	2.41%
Washington, DC	3.12%	10.35%	13.47%
Total	78.33%	21.67%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
3Excludes approximately $99 of revenue from retail clients that is included in Retail.
4See page 62 for additional information.
5See page 64 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 8.

Q4 2022
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Dec-22	30-Sep-22	31-Dec-22	30-Sep-22
Rental Revenue [2]	$12,963	$14,340	$11,087	$11,749
Less: Operating expenses and real estate taxes	6,309	7,024	7,646	8,548
Net Operating Income (NOI) [2]	6,654	7,316	3,441	3,201
Add: BXP’s share of NOI from unconsolidated joint ventures	1,648	1,539	N/A	N/A
BXP’s Share of NOI [2]	$8,302	$8,855	$3,441	$3,201

Rental Revenue [2]	$12,963	$14,340	$11,087	$11,749
Less: Straight line rent and fair value lease revenue	11	24	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	12,952	14,316	11,089	11,751
Less: Operating expenses and real estate taxes	6,309	7,024	7,646	8,548
NOI - cash basis [2]	6,643	7,292	3,443	3,203
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,648	1,539	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,291	$8,831	$3,443	$3,203

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-22	31-Dec-21
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,182	$3,809	9.79%
Average Rental Rate Per Occupied Square Foot		$5.76	$5.31	8.47%
Average Physical Occupancy		94.39%	92.42%	2.13%
Average Economic Occupancy		93.93%	90.17%	4.17%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$2,964	$2,728	8.65%
Average Rental Rate Per Occupied Square Foot		$5.47	$5.01	9.18%
Average Physical Occupancy		95.24%	95.48%	(0.25)%
Average Economic Occupancy		94.39%	95.22%	(0.87)%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,381	$3,855	13.64%
Average Rental Rate Per Occupied Square Foot		$4.85	$4.29	13.05%
Average Physical Occupancy		97.67%	96.51%	1.20%
Average Economic Occupancy		97.54%	95.58%	2.05%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		68.20%	51.10%	33.46%
Average Daily Rate		$316.40	$241.14	31.21%
Revenue Per Available Room		$273.13	$152.71	78.86%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,432	$3,387	1.33%
Average Rental Rate Per Occupied Square Foot		$4.35	$4.07	6.88%
Average Physical Occupancy		90.96%	60.61%	50.07%
Average Economic Occupancy		88.76%	58.42%	51.93%

Q4 2022
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-22	31-Dec-21
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,679	$2,596	3.20%
Average Rental Rate Per Occupied Square Foot		$2.76	$2.68	2.99%
Average Physical Occupancy		93.90%	93.83%	0.07%
Average Economic Occupancy		93.65%	93.22%	0.46%

Total In-Service Residential Units	1,716

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3Excludes retail space.

Q4 2022
In-service property listing

as of December 31, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,769,077	95.0%	$78.02
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,821	89.7%	74.40
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,197,798	91.7%	68.87
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	95.2%	73.81
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,769	99.8%	82.99
100 Causeway Street (50% ownership) [3,4]	CBD Boston MA	1	633,819	94.6%	75.24
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	99.2%	58.20
Prudential Center (retail shops) [5,6]	CBD Boston MA	—	475,899	95.9%	97.50
The Hub on Causeway - Podium (50% ownership) [3]	CBD Boston MA	1	382,497	75.3%	70.54
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	79.97
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	60.05
Subtotal		10	8,279,158	93.8%	$75.68

145 Broadway	East Cambridge MA	1	490,086	99.6%	$88.83
325 Main Street [4]	East Cambridge MA	1	414,008	91.6%	98.42
125 Broadway [4]	East Cambridge MA	1	271,000	100.0%	132.75
355 Main Street	East Cambridge MA	1	259,640	99.3%	79.69
90 Broadway	East Cambridge MA	1	223,771	98.1%	75.79
255 Main Street	East Cambridge MA	1	215,394	97.5%	98.80
300 Binney Street [7]	East Cambridge MA	1	195,191	64.2%	—
150 Broadway	East Cambridge MA	1	177,226	100.0%	85.43
105 Broadway	East Cambridge MA	1	152,664	100.0%	72.85
250 Binney Street	East Cambridge MA	1	67,362	100.0%	49.55
University Place	Mid-Cambridge MA	1	195,282	100.0%	55.47
Subtotal		11	2,661,624	95.6%	$84.54

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	989,548	62.8%	$45.36
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	58.0%	43.04
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	57.56
140 Kendrick Street [6]	Route 128 Mass Turnpike MA	2	306,323	85.9%	50.14
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	97.1%	39.65
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	97.4%	45.12
200 West Street [4]	Route 128 Mass Turnpike MA	1	273,365	83.9%	69.03
880 Winter Street [4]	Route 128 Mass Turnpike MA	1	243,618	85.4%	94.42
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	95.8%	52.71
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.9%	55.82
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	98.3%	47.53
890 Winter Street	Route 128 Mass Turnpike MA	1	179,312	54.0%	47.41
153 & 211 Second Avenue	Route 128 Mass Turnpike MA	2	136,882	100.0%	79.92
1265 Main Street (50% ownership) [3]	Route 128 Mass Turnpike MA	1	120,681	100.0%	51.48
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	46.18
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%	60.55
Lexington Office Park [8]	Route 128 Northwest MA	2	166,779	43.0%	29.11
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	71.34
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.49
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	60.18
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	47.38
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	52.01
Subtotal		28	4,913,232	81.2%	$52.89

Boston Office Total:		49	15,854,014	90.2%	$70.87

Residential
Hub50House (440 units) (50% ownership) [3]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,257

Q4 2022
In-service property listing (continued)

as of December 31, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		53	16,762,531

LOS ANGELES
Office
Colorado Center (50% ownership) [3]	West Los Angeles CA	6	1,131,511	89.5%	$71.25
Santa Monica Business Park (55% ownership) [3]	West Los Angeles CA	14	1,106,399	87.1%	69.09
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	74.16
Subtotal		27	2,312,314	88.3%	$70.33

Los Angeles Total:		27	2,312,314	88.3%	$70.33

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,965,003	86.6%	$162.15
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,790	98.9%	98.63
399 Park Avenue	Park Avenue NY	1	1,577,544	99.2%	98.40
599 Lexington Avenue	Park Avenue NY	1	1,106,351	85.4%	88.62
Times Square Tower (55% ownership)	Times Square NY	1	1,225,472	84.8%	78.58
250 West 55th Street	Times Square / West Side NY	1	966,979	99.4%	94.39
200 Fifth Avenue (26.69% ownership) [3,4]	Flatiron District NY	1	854,737	92.5%	86.21
Dock 72 (50% ownership) [3]	Brooklyn NY	1	668,625	25.5%	49.10
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	97.1%	137.61
Subtotal		9	10,390,590	88.3%	$106.10

510 Carnegie Center	Princeton NJ	1	234,160	33.5%	$39.95
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	35.33
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.74
212 Carnegie Center	Princeton NJ	1	147,530	40.1%	38.54
214 Carnegie Center	Princeton NJ	1	146,799	65.9%	36.63
506 Carnegie Center	Princeton NJ	1	139,050	68.2%	38.38
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	41.39
202 Carnegie Center	Princeton NJ	1	134,068	87.0%	39.13
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	41.19
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	34.37
101 Carnegie Center	Princeton NJ	1	121,619	95.3%	38.74
502 Carnegie Center	Princeton NJ	1	121,460	96.2%	39.18
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	43.27
104 Carnegie Center	Princeton NJ	1	102,930	75.2%	33.19
103 Carnegie Center	Princeton NJ	1	96,331	78.6%	35.37
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.65
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	37.46
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	33.44
Subtotal		17	2,190,052	79.7%	$38.15

New York Total:		26	12,580,642	86.8%	$95.25

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$108.32
Embarcadero Center Four	CBD San Francisco CA	1	941,205	93.7%	91.35
Embarcadero Center One	CBD San Francisco CA	1	837,309	68.4%	86.79
Embarcadero Center Two	CBD San Francisco CA	1	802,472	86.3%	85.36
Embarcadero Center Three	CBD San Francisco CA	1	787,377	82.5%	88.14

Q4 2022
In-service property listing (continued)

as of December 31, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	98.7%	72.73
535 Mission Street	CBD San Francisco CA	1	307,235	87.6%	91.00
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	104.03
Subtotal		9	5,647,153	89.1%	$92.53

Gateway Commons (50% ownership) [3]	South San Francisco CA	5	787,846	89.7%	$60.79
Mountain View Research Park	Mountain View CA	15	542,264	79.2%	69.43
2440 West El Camino Real	Mountain View CA	1	142,789	100.0%	89.85
453 Ravendale Drive	Mountain View CA	1	29,620	75.0%	51.98
North First Business Park [8]	San Jose CA	5	190,636	87.6%	23.65
Subtotal		27	1,693,155	86.7%	$61.81

San Francisco Office Total:		36	7,340,308	88.5%	$85.57

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		37	7,671,304

SEATTLE
Office
Safeco Plaza (33.67% ownership) [3]	CBD Seattle WA	1	778,116	83.6%	$44.64
Madison Centre [4]	CBD Seattle WA	1	754,988	93.1%	60.05
Subtotal		2	1,533,104	88.3%	$52.64

Seattle Total:		2	1,533,104	88.3%	$52.64

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [3]	East End Washington DC	1	657,580	85.7%	$71.43
901 New York Avenue (25% ownership) [3]	East End Washington DC	1	544,256	83.1%	66.01
Market Square North (50% ownership) [3]	East End Washington DC	1	418,539	75.3%	70.68
2200 Pennsylvania Avenue	CBD Washington DC	1	459,745	93.6%	98.51
1330 Connecticut Avenue	CBD Washington DC	1	253,579	94.6%	71.81
Sumner Square	CBD Washington DC	1	209,556	98.1%	56.35
500 North Capitol Street, N.W. (30% ownership) [3]	Capitol Hill Washington DC	1	230,900	98.5%	82.70
Capital Gallery	Southwest Washington DC	1	176,809	97.1%	54.34
Subtotal		8	2,950,964	88.3%	$73.35

Reston Next [4]	Reston VA	2	1,063,236	69.4%	$56.96
South of Market	Reston VA	3	623,250	99.6%	54.36
Fountain Square	Reston VA	2	524,785	89.7%	49.88
One Freedom Square	Reston VA	1	427,956	85.0%	50.78
Two Freedom Square	Reston VA	1	423,222	100.0%	49.25
One and Two Discovery Square	Reston VA	2	366,989	99.0%	50.57
One Reston Overlook	Reston VA	1	319,519	89.0%	46.45
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	68.27
Reston Corporate Center	Reston VA	2	261,046	100.0%	47.20
Democracy Tower	Reston VA	1	259,441	99.3%	62.63
Fountain Square Retail [5]	Reston VA	1	198,158	83.2%	50.01
Two Reston Overlook	Reston VA	1	134,615	100.0%	49.84
Avant Retail [4,5]	Reston VA	1	26,179	100.0%	57.91
Subtotal		19	4,904,205	89.4%	$53.36

7750 Wisconsin Avenue (50% ownership) [3,4]	Bethesda/Chevy Chase MD	1	735,573	100.0%	$38.00
Wisconsin Place Office	Montgomery County MD	1	299,428	88.9%	58.33

Q4 2022
In-service property listing (continued)

as of December 31, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Shady Grove Innovation District [9]	North Rockville MD	3	182,290	75.1%		18.27
Kingstowne Two	Springfield VA	1	156,005	83.7%		39.35
Kingstowne One	Springfield VA	1	153,401	36.9%		40.65
Kingstowne Retail [5]	Springfield VA	1	88,288	96.8%		46.29
Subtotal		8	1,614,985	87.4%		$40.66

Washington, DC Office Total:		35	9,470,154	88.7%		$57.39

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Washington, DC Residential Total:		1	517,783

Washington, DC Total:		36	9,987,937

Total In-Service Properties:		181	50,847,832	88.6%	[10]	$75.99	[10]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3This is an unconsolidated joint venture property.
4Not included in the Same Property analysis.
5This is a retail property.
6Excludes a portion of the property that was placed in redevelopment during the three months ended September 30, 2022, including 760 Boylston Street, the stand-alone building consisting of approximately 118,000 square feet at Prudential Center (retail shops), and one building consisting of approximately 90,000 square feet at 140 Kendrick Street. For additional detail, see page 14.
7This property is held for redevelopment which is expected to commence upon the last lease expiration in 2023. To facilitate the redevelopment of the property, there is no rental obligation from the client.
8Property held for redevelopment.
9Excludes 2096 Gaither Road which was taken out of service following the expiration of the last leases on November 30, 2022. 2096 Gaither Road consisted of approximately 50,000 net rentable square feet of office space. The property is held for future redevelopment.
10 Excludes Hotel and Residential properties. For additional detail, see pages 19-20.

Q4 2022
Top 20 clients listing and portfolio client diversification
as of December 31, 2022
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.42%	9.1
2	Google	2.69%	14.5
3	Biogen	2.60%	4.4
4	Akamai Technologies	2.12%	11.8
5	Fannie Mae	1.49%	14.7
6	Kirkland & Ellis	1.49%	14.9
7	Ropes & Gray	1.43%	7.3
8	WeWork	1.41%	10.1
9	Microsoft	1.27%	9.3
10	Millennium Management	1.26%	8.0
11	Arnold & Porter Kaye Scholer	1.17%	9.1
12	Weil Gotshal & Manges	1.11%	11.4
13	Shearman & Sterling	1.08%	17.6
14	Wellington Management	1.04%	12.0
15	Bank of America	0.93%	12.5
16	Morrison & Foerster	0.86%	7.7
17	Snap	0.85%	3.2
18	O'Melveny & Myers	0.83%	1.9
19	Aramis (Estee Lauder)	0.82%	17.3
20	Mass Financial Services	0.82%	5.2
	BXP’s Share of Annualized Rental Obligations	28.70%
	BXP’s Share of Square Feet [1]	22.80%
	Weighted Average Remaining Lease Term (years)		10.2

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street [4]	570,000
Genentech	751 Gateway	229,000
The Broad Institute	300 Binney Street	225,000
Volkswagen Group of America	Reston Next	196,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4290 Binney Street is a 570,000 square foot lab development in Cambridge, MA which commenced development in the first quarter of 2023.

Q4 2022
Occupancy by location
as of December 31, 2022

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Dec-22	30-Sep-22	31-Dec-22	30-Sep-22	31-Dec-22	30-Sep-22
Boston	94.2%	94.8%	81.2%	83.4%	90.2%	91.4%
Los Angeles	88.3%	90.0%	—%	—%	88.3%	90.0%
New York	88.3%	89.0%	79.7%	78.0%	86.8%	86.9%
San Francisco	89.1%	89.3%	86.7%	80.6%	88.5%	87.3%
Seattle	88.3%	89.1%	—%	—%	88.3%	89.1%
Washington, DC	88.3%	83.9%	88.9%	90.3%	88.7%	88.1%
Total Portfolio	90.3%	90.6%	84.9%	84.9%	88.6%	88.9%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Dec-22	31-Dec-21	31-Dec-22	31-Dec-21	31-Dec-22	31-Dec-21
Boston	94.2%	96.2%	80.4%	86.2%	89.8%	93.0%
Los Angeles	88.3%	88.8%	—%	—%	88.3%	88.8%
New York	87.9%	89.9%	79.7%	78.9%	86.3%	87.9%
San Francisco	89.1%	92.1%	86.7%	74.5%	88.5%	88.0%
Seattle	83.6%	90.9%	—%	—%	83.6%	90.9%
Washington, DC	88.3%	82.5%	91.5%	91.0%	90.3%	87.7%
Total Portfolio	90.0%	91.5%	85.1%	85.2%	88.6%	89.6%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q4 2022
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,300,000
Unsecured Line of Credit	—
Unsecured Term Loan	730,000
Unsecured Senior Notes, at face value	10,300,000
Outstanding Principal	14,330,000
Discount on Unsecured Senior Notes	(14,094)
Deferred Financing Costs, Net	(75,570)
Consolidated Debt	$14,240,336
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	$1,000,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,300,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	$500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
				$10,300,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,758	156,758	$10,593,706
Common Operating Partnership Units	18,210	18,210	1,230,632
Total Equity		174,968	$11,824,338

Consolidated Debt (A)			$14,240,336
Add: BXP’s share of unconsolidated joint venture debt [3]			1,600,367
Less: Partners’ share of consolidated debt [4]			1,358,395
BXP’s Share of Debt [5] (B)			$14,482,308

Consolidated Market Capitalization (C)			$26,064,674
BXP’s Share of Market Capitalization [5] (D)			$26,306,646
Consolidated Debt/Consolidated Market Capitalization (A÷C)			54.63%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			55.05%

_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values are based on the December 30, 2022 closing price of $67.58 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 34.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 32.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q4 2022
Debt analysis [1]
as of December 31, 2022
(dollars in thousands)

2023 [2]	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at December 31, 2022	Letters of Credit	Remaining Capacity at December 31, 2022
Unsecured Line of Credit	$1,500,000	$—	$6,425	$1,493,575

UNSECURED TERM LOAN - MATURES MAY 16, 2023 2

	Facility	Outstanding at December 31, 2022
Unsecured Term Loan	$730,000	$730,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Unsecured Debt	77.02%	3.68%	3.76%	5.2
Secured Debt	22.98%	3.24%	3.42%	5.8
Consolidated Debt	100.00%	3.58%	3.69%	5.3

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Floating Rate Debt	5.13%	4.85%	4.85%	0.4
Fixed Rate Debt	94.87%	3.51%	3.62%	5.6
Consolidated Debt	100.00%	3.58%	3.69%	5.3

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 34.
2On January 4, 2023, BPLP entered into a credit agreement (the “Credit Agreement”) that provides for a $1.2 billion unsecured term loan facility that matures in May 16, 2024. Upon entry into the Credit Agreement, BPLP borrowed $1.2 billion under the Term Loan, a portion of which was used to repay in full BPLP’s $730.0 million unsecured term loan, which was scheduled to mature on May 16, 2023.
3The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q4 2022
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of December 31, 2022 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.2%	43.7%
Secured Debt/Total Assets	Less than 50%	15.1%	14.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.67	3.67
Unencumbered Assets/ Unsecured Debt	Greater than 150%	237.6%	259.5%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q4 2022
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Dec-22	30-Sep-22
Net income attributable to Boston Properties, Inc.	$121,790	$360,977
Add:
Noncontrolling interest - common units of the Operating Partnership	13,972	40,883
Noncontrolling interest in property partnerships	19,961	18,801
Net income	155,723	420,661
Add:
Interest expense	119,923	111,846
Losses from early extinguishments of debt	—	—
Depreciation and amortization expense	198,330	190,675
Less:
Gains on sales of real estate	55,726	262,345
Gain on sales-type lease	10,058	—
Loss from unconsolidated joint ventures	(58,451)	(3,524)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	38,315	35,709
EBITDAre [1]	504,958	500,070
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	49,350	48,478
BXP’s Share of EBITDAre [1] (A)	455,608	451,592
Add:
Stock-based compensation expense	7,496	7,695
BXP’s Share of straight-line ground rent expense adjustment [1]	404	944
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	11,711	6,047
Less:
BXP’s Share of straight-line rent [1]	31,029	33,817
BXP’s Share of fair value lease revenue [1]	3,841	2,933
Non-cash losses from early extinguishments of debt	—	—
BXP’s Share of EBITDAre – cash [1]	$440,349	$429,528

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,822,432	$1,806,368

Reconciliation of BXP’s Share of Net Debt 1

	31-Dec-22	30-Sep-22
Consolidated debt	$14,240,336	$13,832,871
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	690,333	375,774
Cash held in escrow for 1031 exchange	—	26,729
Net debt [1]	13,550,003	13,430,368
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,600,367	1,450,624
Partners’ share of cash and cash equivalents from consolidated joint ventures	111,116	107,080
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	106,389	99,081
Partners’ share of consolidated joint venture debt [3]	1,358,395	1,357,896
BXP’s Share of Net Debt [1] (B)	$13,796,702	$13,531,095

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.57	7.49

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended December 31, 2022, see pages 34 and 63.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended December 31, 2022, see pages 32 and 61.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q4 2022
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Dec-22	30-Sep-22
BXP’s Share of interest expense [1]	$129,404	$117,623
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,751	200
BXP’s share of fair value interest adjustment [1]	250	—
BXP’s Share of amortization of financing costs [1]	3,978	5,028
Adjusted interest expense excluding capitalized interest (A)	123,425	112,395
Add:
BXP’s Share of capitalized interest [1]	13,404	13,404
Adjusted interest expense including capitalized interest (B)	$136,829	$125,799

BXP’s Share of EBITDAre – cash [1,2] (C)	$440,349	$429,528

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.57	3.82
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.22	3.41

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Dec-22	30-Sep-22
BXP’s Share of interest expense [1]	$129,404	$117,623
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,751	200
BXP’s share of fair value interest adjustment [1]	250	—
BXP’s Share of amortization of financing costs [1]	3,978	5,028
Add:
BXP’s Share of capitalized interest [1]	13,404	13,404
BXP’s Share of maintenance capital expenditures [1]	22,229	15,520
Hotel improvements, equipment upgrades and replacements	171	148
Total Fixed Charges (A)	$159,229	$141,467

BXP’s Share of EBITDAre – cash [1,2] (B)	$440,349	$429,528
Fixed Charge Coverage Ratio (B÷A)	2.77	3.04

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 30.

Q4 2022
Consolidated joint ventures
d
as of December 31, 2022
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,210,759		$2,243,328	$5,454,087
Cash and cash equivalents	114,620		145,039	259,659
Other assets	281,140		367,319	648,459
Total assets	$3,606,519		$2,755,686	$6,362,205

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,284,484		$987,858	$3,272,342
Other liabilities	88,824		85,938	174,762
Total liabilities	2,373,308		1,073,796	3,447,104
Equity:
Boston Properties, Inc.	741,532		626,131	1,367,663
Noncontrolling interests	491,679		1,055,759	1,547,438	[2]
Total equity	1,233,211		1,681,890	2,915,101
Total liabilities and equity	$3,606,519		$2,755,686	$6,362,205

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$45,848		$65,268	$111,116

Partners’ share of consolidated debt [3]	$913,859	[4]	$444,536	$1,358,395

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q4 2022
Consolidated joint ventures (continued)
for the three months ended December 31, 2022
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$71,215	$99,348	$170,563
Straight-line rent	3,659	7,047	10,706
Fair value lease revenue	327	21	348
Termination income	193	287	480
Total lease revenue	75,394	106,703	182,097
Parking and other	—	1,639	1,639
Total rental revenue [2]	75,394	108,342	183,736
Expenses
Operating	29,932	37,634	67,566
Net Operating Income (NOI)	45,462	70,708	116,170

Other income (expense)
Development and management services revenue	—	7	7
Interest and other income	835	1,132	1,967
Interest expense	(21,194)	(7,734)	(28,928)
Depreciation and amortization expense	(15,934)	(23,120)	(39,054)
General and administrative expense	(42)	(50)	(92)
Total other income (expense)	(36,335)	(29,765)	(66,100)
Net income	$9,127	$40,943	$50,070

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$9,127	$40,943	$50,070
Add: Depreciation and amortization expense	15,934	23,120	39,054
Entity FFO	$25,061	$64,063	$89,124

Partners’ NCI [3]	$2,694	$17,267	$19,961
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	6,701	10,734	17,435
Partners’ share FFO [3]	$9,395	$28,001	$37,396

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$6,433	$23,676	$30,109
Depreciation and amortization expense - BXP’s basis difference	46	399	445
BXP’s share of depreciation and amortization expense	9,187	11,987	21,174
BXP’s share of FFO	$15,666	$36,062	$51,728
_____________
1 Lease revenue includes recoveries from clients and service income from clients.
2 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2022
Unconsolidated joint ventures [1]

as of December 31, 2022
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	59,716	168,512	September 5, 2023	5.17%	5.38%
Podium	50.00%	46,839	87,058	September 6, 2023	6.18%	6.35%
Hub50House	50.00%	45,414	91,854	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,366	—	—	—%	—%
1265 Main Street	50.00%	3,465	17,668	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	164,735	164,258	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	233,862	274,587	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,000	—	—	—%	—%
New York
Dock 72 [3,4]	50.00%	(19,921)	98,490	December 18, 2025	6.93%	7.19%
360 Park Avenue South [5]	42.21%	114,992	87,427	December 14, 2024	6.31%	6.77%
200 Fifth Avenue	26.69%	120,083	148,697	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [6]	25.00%	116,397	19,992	July 13, 2023	7.29%	7.37%
San Francisco
Platform 16	55.00%	158,109	—	—	—%	—%
Gateway Commons	50.00%	324,038	—	—	—%	—%
751 Gateway	49.00%	80,714	—	—	—%	—%
Seattle
Safeco Plaza [7]	33.67%	69,785	83,755	September 1, 2026	4.82%	4.96%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	52,152	125,539	April 26, 2023	4.90%	5.44%
1001 6th Street	50.00%	42,922	—	—	—%	—%
Market Square North	50.00%	(6,198)	62,173	November 10, 2025	6.11%	6.29%
Wisconsin Place Parking Facility	33.33%	31,971	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(9,185)	31,493	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,493)	52,961	January 5, 2025	3.61%	3.69%
Reston Next Residential [8]	20.00%	11,351	2,735	May 13, 2026	5.74%	6.06%
Metropolitan Square [7]	20.00%	(37,629)	83,168	April 9, 2024	6.59%	7.36%
		1,630,485
Investments with deficit balances reflected within Other Liabilities		85,426
Investments in Unconsolidated Joint Ventures		$1,715,911
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,600,367

Q4 2022
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	51.17%	5.80%	6.14%	1.6
Fixed Rate Debt	48.83%	3.95%	4.25%	7.8
Total Debt	100.00%	4.90%	5.22%	4.6

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees and the effects of hedging transactions (if any).
3 The property includes net equity balances from the amenity joint venture.
4 The Company recognized a $50.7 million non-cash impairment charge in Q4 2022.
5The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
6 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
7 Safeco Plaza and Metropolitan Square entered into interest rate cap agreements during Q3 2022 which capped SOFR to 2.50% and 4.50% per annum, respectively.
8 The Company’s partner will fund required capital until their aggregate investment is approximately 80% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.

Q4 2022
Unconsolidated joint ventures (continued)
for the three months ended December 31, 2022
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,465	$31,251		$12,413	$10,969		$6,578	$33,237		$118,913
Straight-line rent	1,074	2,607		141	347		710	3,150		8,029
Fair value lease revenue	—	278		752	23		1,144	—		2,197
Termination income	—	(69)		1,673	—		—	—		1,604
Total lease revenue	25,539	34,067		14,979	11,339		8,432	36,387		130,743
Parking and other	(28)	3,557		54	207		584	2,039		6,413
Total rental revenue [3]	25,511	37,624		15,033	11,546		9,016	38,426		137,156
Expenses
Operating	9,039	13,765		8,867	4,745		3,648	14,268		54,332
Net operating income/(loss)	16,472	23,859		6,166	6,801		5,368	24,158		82,824

Other income/(expense)
Development and management services revenue	—	—		373	1		—	39		413
Interest and other income	231	232		172	20		60	436		1,151
Interest expense	(9,630)	(11,956)		(8,927)	(3)		(4,007)	(16,272)		(50,795)
Unrealized gain on derivative instruments	—	—		1,681	—		—	—		1,681
Transaction costs	(3)	—		—	—		(24)	(64)		(91)
Depreciation and amortization expense	(8,257)	(13,672)		(5,638)	(4,800)		(5,461)	(11,124)		(48,952)
General and administrative expense	(34)	(25)		(310)	(4)		(8)	(39)		(420)
Total other income/(expense)	(17,693)	(25,421)		(12,649)	(4,786)		(9,440)	(27,024)		(97,013)
Net income/(loss)	$(1,221)	$(1,562)		$(6,483)	$2,015		$(4,072)	$(2,866)		$(14,189)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(611)	$(941)		$(3,015)	$1,003		$(1,368)	$156	[4]	$(4,776)
Basis differential
Straight-line rent	$—	$91	[5]	$149	$7	[5]	$—	$—		$247
Fair value lease revenue	—	301	[5]	63	(219)	[5]	—	—		145
Fair value interest adjustment	—	—		(250)	—		—	—		(250)
Amortization of financing costs	—	—		55	—		—	—		55
Unrealized gain on derivative instruments	—	—		(449)	—		—	—		(449)
Transaction costs	—	—		—	13	[5]	—	—		13
Depreciation and amortization expense	34	(1,073)	[5]	(1,055)	(506)	[5]	1	(132)		(2,731)
Impairment loss on investment [6]	—	—		(50,705)	—		—	—		(50,705)
Total basis differential [7]	34	(681)	[5]	(52,192)	(705)	[5]	1	(132)		(53,675)
Income/(loss) from unconsolidated joint ventures	(577)	(1,622)		(55,207)	298		(1,367)	24	[4]	(58,451)
Add:
BXP’s share of depreciation and amortization expense	4,095	8,273		3,260	2,953		1,838	4,207	[4]	24,626
BXP’s share of impairment loss on investment	—	—		50,705	—		—	—		50,705
BXP’s share of FFO	$3,518	$6,651		$(1,242)	$3,251		$471	$4,231		$16,880
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q4 2022
Lease expirations - All in-service properties[1,2,3]

as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	130,930	127,376	7,678,908	60.29	7,678,908	60.29	0.32%	[4]
2023	2,162,332	1,886,395	122,126,050	64.74	123,730,515	65.59	4.81%
2024	3,377,272	2,992,709	189,939,793	63.47	192,009,578	64.16	7.63%
2025	3,012,839	2,536,634	175,017,981	69.00	180,113,096	71.00	6.47%
2026	3,325,568	2,685,498	201,817,496	75.15	213,340,671	79.44	6.85%
2027	2,411,802	2,177,972	154,113,922	70.76	168,258,077	77.25	5.55%
2028	3,497,670	2,761,788	223,941,583	81.09	246,220,058	89.15	7.04%
2029	3,157,918	2,776,358	200,104,415	72.07	229,289,447	82.59	7.08%
2030	2,695,454	2,569,834	191,798,873	74.63	212,161,937	82.56	6.55%
2031	1,994,110	1,841,343	147,745,043	80.24	165,931,930	90.11	4.70%
Thereafter	15,456,070	12,074,900	948,681,601	78.57	1,156,419,074	95.77	30.79%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	11,317	11,317	876,989	77.49	876,989	77.49	0.50%	[4]
2023	202,939	198,859	7,699,821	38.72	7,717,954	38.81	8.78%
2024	107,564	102,597	6,757,515	65.86	6,937,862	67.62	4.53%
2025	140,863	115,052	9,007,101	78.29	9,687,259	84.20	5.08%
2026	101,251	86,259	20,940,712	242.77	23,368,337	270.91	3.81%
2027	124,387	113,993	13,267,137	116.39	13,837,035	121.38	5.04%
2028	115,771	112,495	10,987,052	97.67	12,050,672	107.12	4.97%
2029	119,699	92,493	11,169,099	120.76	12,275,900	132.72	4.09%
2030	246,586	177,903	13,039,656	73.30	14,195,777	79.80	7.86%
2031	56,698	46,919	4,179,231	89.07	4,815,230	102.63	2.07%
Thereafter	743,437	593,348	66,676,380	112.37	82,019,694	138.23	26.21%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	142,247	138,693	8,555,897	61.69	8,555,897	61.69	0.33%	[4]
2023	2,365,271	2,085,254	129,825,871	62.26	131,448,469	63.04	5.03%
2024	3,484,836	3,095,306	196,697,308	63.55	198,947,440	64.27	7.46%
2025	3,153,702	2,651,686	184,025,082	69.40	189,800,355	71.58	6.39%
2026	3,426,819	2,771,757	222,758,208	80.37	236,709,008	85.40	6.68%
2027	2,536,189	2,291,965	167,381,059	73.03	182,095,112	79.45	5.53%
2028	3,613,441	2,874,283	234,928,635	81.73	258,270,730	89.86	6.93%
2029	3,277,617	2,868,851	211,273,514	73.64	241,565,347	84.20	6.92%
2030	2,942,040	2,747,737	204,838,529	74.55	226,357,714	82.38	6.62%
2031	2,050,808	1,888,262	151,924,274	80.46	170,747,160	90.43	4.55%
Thereafter	16,199,507	12,668,248	1,015,357,981	80.15	1,238,438,768	97.76	30.54%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Total includes Seattle region.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	50,323	50,323	2,140,690	42.54	2,140,690	42.54	[4]
2023	867,873	781,186	46,981,585	60.14	47,150,957	60.36
2024	837,876	790,300	44,861,870	56.77	46,404,988	58.72
2025	1,017,727	998,583	60,447,252	60.53	61,862,959	61.95
2026	777,131	745,820	49,336,350	66.15	52,258,956	70.07
2027	667,605	659,805	44,502,591	67.45	49,241,922	74.63
2028	1,147,791	1,147,791	96,613,324	84.17	105,195,981	91.65
2029	1,125,239	992,029	59,091,984	59.57	69,551,972	70.11
2030	1,390,992	1,384,319	89,591,275	64.72	97,553,273	70.47
2031	558,878	491,442	28,326,714	57.64	31,525,618	64.15
Thereafter	4,829,491	3,958,555	320,585,700	80.99	389,055,340	98.28

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	135,567	135,252	2,937,015	21.72	2,912,754	21.54
2024	33,306	33,306	2,318,880	69.62	2,320,014	69.66
2025	41,203	41,203	3,691,701	89.60	3,769,620	91.49
2026	26,512	26,512	5,171,171	195.05	5,430,023	204.81
2027	67,859	61,567	9,457,411	153.61	9,985,313	162.19
2028	75,560	75,560	8,452,075	111.86	9,236,474	122.24
2029	51,277	49,927	7,039,893	141.00	7,580,290	151.83
2030	91,335	56,940	5,680,625	99.77	5,753,258	101.04
2031	4,266	4,266	606,633	142.20	675,901	158.44
Thereafter	261,547	220,459	16,612,125	75.35	19,586,961	88.85

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	50,323	50,323	2,140,690	42.54	2,140,690	42.54	[4]
2023	1,003,440	916,438	49,918,600	54.47	50,063,711	54.63
2024	871,182	823,606	47,180,750	57.29	48,725,002	59.16
2025	1,058,930	1,039,786	64,138,953	61.68	65,632,579	63.12
2026	803,643	772,332	54,507,521	70.58	57,688,979	74.69
2027	735,464	721,372	53,960,002	74.80	59,227,235	82.10
2028	1,223,351	1,223,351	105,065,399	85.88	114,432,455	93.54
2029	1,176,516	1,041,956	66,131,877	63.47	77,132,262	74.03
2030	1,482,327	1,441,259	95,271,900	66.10	103,306,531	71.68
2031	563,144	495,708	28,933,347	58.37	32,201,519	64.96
Thereafter	5,091,038	4,179,014	337,197,825	80.69	408,642,301	97.78
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	50,323	50,323	2,140,690	42.54	2,140,690	42.54	[4]
Total 2022	50,323	50,323	2,140,690	42.54	2,140,690	42.54

Q1 2023	174,107	155,480	8,428,011	54.21	8,456,593	54.39
Q2 2023	117,425	110,325	6,393,228	57.95	6,399,951	58.01
Q3 2023	250,601	233,706	16,651,393	71.25	16,664,243	71.30
Q4 2023	325,740	281,674	15,508,954	55.06	15,630,171	55.49
Total 2023	867,873	781,186	46,981,585	60.14	47,150,957	60.36

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	117,998	117,683	1,320,796	11.22	1,320,796	11.22
Q2 2023	8,721	8,721	692,007	79.35	662,559	75.97
Q3 2023	2,443	2,443	377,623	154.57	377,623	154.57
Q4 2023	6,405	6,405	546,590	85.34	551,776	86.15
Total 2023	135,567	135,252	2,937,015	21.72	2,912,754	21.54

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	50,323	50,323	2,140,690	42.54	2,140,690	42.54	[4]
Total 2022	50,323	50,323	2,140,690	42.54	2,140,690	42.54

Q1 2023	292,105	273,163	9,748,807	35.69	9,777,389	35.79
Q2 2023	126,146	119,046	7,085,235	59.52	7,062,510	59.33
Q3 2023	253,044	236,149	17,029,016	72.11	17,041,866	72.17
Q4 2023	332,145	288,079	16,055,544	55.73	16,181,947	56.17
Total 2023	1,003,440	916,438	49,918,600	54.47	50,063,711	54.63
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	67,860	37,323	2,499,198	66.96	2,498,399	66.94
2024	132,131	72,672	4,976,663	68.48	5,167,250	71.10
2025	12,255	6,740	497,290	73.78	543,703	80.67
2026	602,745	331,510	23,021,219	69.44	25,383,356	76.57
2027	27,999	15,399	808,205	52.48	1,230,774	79.92
2028	305,943	158,489	12,254,652	77.32	14,538,931	91.73
2029	349,913	174,957	12,217,912	69.83	14,588,826	83.39
2030	—	—	—	—	—	—
2031	—	—	—	—	—	—
Thereafter	428,566	214,470	15,315,014	71.41	23,375,203	108.99

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	1,405	703	48,584	69.16	48,584	69.16
2024	4,333	2,283	127,619	55.90	127,619	55.90
2025	36,406	18,975	1,527,406	80.49	1,550,927	81.73
2026	5,827	3,205	338,161	105.52	365,473	114.04
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,290,585	61.56	1,401,899	66.87
2030	5,283	2,906	334,316	115.06	405,506	139.56
2031	—	—	—	—	—	—
Thereafter	17,993	8,997	493,141	54.81	608,117	67.59

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	69,265	38,026	2,547,782	67.00	2,546,983	66.98
2024	136,464	74,955	5,104,282	68.10	5,294,869	70.64
2025	48,661	25,715	2,024,696	78.74	2,094,630	81.46
2026	608,572	334,715	23,359,380	69.79	25,748,829	76.93
2027	27,999	15,399	808,205	52.48	1,230,774	79.93
2028	305,943	158,489	12,254,652	77.32	14,538,931	91.73
2029	388,031	195,922	13,508,497	68.95	15,990,725	81.62
2030	5,283	2,906	334,316	115.04	405,506	139.54
2031	—	—	—	—	—	—
Thereafter	446,559	223,467	15,808,155	70.74	23,983,320	107.32
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2022
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	61,395	33,767	2,238,023	66.28	2,238,023	66.28
Q2 2023	—	—	—	—	—	—
Q3 2023	4,002	2,201	172,845	78.53	172,472	78.36
Q4 2023	2,463	1,355	88,330	65.19	87,903	64.87
Total 2023	67,860	37,323	2,499,198	66.96	2,498,399	66.94

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	1,405	703	48,584	69.16	48,584	69.16
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	1,405	703	48,584	69.16	48,584	69.16

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	62,800	34,470	2,286,607	66.34	2,286,607	66.34
Q2 2023	—	—	—	—	—	—
Q3 2023	4,002	2,201	172,845	78.53	172,472	78.36
Q4 2023	2,463	1,355	88,330	65.19	87,903	64.87
Total 2023	69,265	38,026	2,547,782	67.00	2,546,983	66.98
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2022
Lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	13,261	13,261	1,430,521	107.87	1,430,521	107.87	[4]
2023	328,742	244,173	19,670,873	80.56	19,910,543	81.54
2024	1,215,389	1,023,520	70,449,095	68.83	71,102,453	69.47
2025	924,662	624,110	50,551,314	81.00	50,781,467	81.37
2026	679,792	496,246	37,343,984	75.25	38,016,459	76.61
2027	443,166	385,501	26,695,359	69.25	27,680,335	71.80
2028	605,043	409,017	38,356,239	93.78	40,514,892	99.05
2029	665,717	639,350	63,871,753	99.90	69,383,937	108.52
2030	733,334	682,892	61,977,946	90.76	67,122,709	98.29
2031	376,287	340,492	25,267,810	74.21	27,103,466	79.60
Thereafter	4,496,610	3,203,893	305,175,965	95.25	365,807,943	114.18

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	1,350	1,350	283,500	210.00	283,500	210.00	[4]
2023	5,164	2,577	1,704,840	661.57	1,743,881	676.72
2024	3,342	3,342	679,275	203.25	741,801	221.96
2025	4,179	4,179	360,000	86.15	480,000	114.86
2026	29,032	22,131	12,941,353	584.75	14,175,420	640.52
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	8,463	4,557	1,420,074	311.62	1,670,272	366.53
2030	44,899	13,263	1,977,796	149.12	2,296,550	173.15
2031	13,633	10,123	1,515,371	149.70	1,791,859	177.01
Thereafter	244,133	164,320	40,780,468	248.18	51,425,487	312.96

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	14,611	14,611	1,714,021	117.31	1,714,021	117.31	[4]
2023	333,906	246,750	21,375,713	86.63	21,654,424	87.76
2024	1,218,731	1,026,862	71,128,370	69.27	71,844,254	69.96
2025	928,841	628,289	50,911,314	81.03	51,261,467	81.59
2026	708,824	518,377	50,285,337	97.01	52,191,879	100.68
2027	443,166	385,501	26,695,359	69.25	27,680,335	71.80
2028	605,043	409,017	38,356,239	93.78	40,514,892	99.05
2029	674,180	643,907	65,291,827	101.40	71,054,209	110.35
2030	778,233	696,155	63,955,742	91.87	69,419,259	99.72
2031	389,920	350,615	26,783,181	76.39	28,895,325	82.41
Thereafter	4,740,743	3,368,213	345,956,433	102.71	417,233,430	123.87
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	13,261	13,261	1,430,521	107.87	1,430,521	107.87	[4]
Total 2022	13,261	13,261	1,430,521	107.87	1,430,521	107.87

Q1 2023	119,752	92,782	5,777,825	62.27	5,777,825	62.27
Q2 2023	43,145	26,353	2,712,038	102.91	2,712,038	102.91
Q3 2023	72,963	55,069	4,031,744	73.21	4,031,744	73.21
Q4 2023	92,882	69,969	7,149,266	102.18	7,388,936	105.60
Total 2023	328,742	244,173	19,670,873	80.56	19,910,543	81.54

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	1,350	1,350	283,500	210.00	283,500	210.00	[4]
Total 2022	1,350	1,350	283,500	210.00	283,500	210.00

Q1 2023	3,317	1,469	387,070	263.53	387,070	263.53
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	1,847	1,108	1,317,771	1,189.11	1,356,811	1,224.34
Total 2023	5,164	2,577	1,704,840	661.57	1,743,881	676.72

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	14,611	14,611	1,714,021	117.31	1,714,021	117.31	[4]
Total 2022	14,611	14,611	1,714,021	117.31	1,714,021	117.31

Q1 2023	123,069	94,251	6,164,895	65.41	6,164,895	65.41
Q2 2023	43,145	26,353	2,712,038	102.91	2,712,038	102.91
Q3 2023	72,963	55,069	4,031,744	73.21	4,031,744	73.21
Q4 2023	94,729	71,077	8,467,037	119.12	8,745,747	123.05
Total 2023	333,906	246,750	21,375,713	86.63	21,654,424	87.76
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	464,655	417,514	33,055,687	79.17	34,416,344	82.43
2024	680,794	629,231	44,164,787	70.19	43,567,588	69.24
2025	712,865	683,913	52,170,383	76.28	54,860,863	80.22
2026	692,565	605,116	53,332,083	88.14	56,439,075	93.27
2027	522,695	511,731	47,439,139	92.70	51,823,431	101.27
2028	589,239	562,500	49,618,999	88.21	55,970,791	99.50
2029	303,177	284,893	27,572,277	96.78	32,320,995	113.45
2030	347,878	336,265	30,730,310	91.39	36,233,453	107.75
2031	841,263	814,557	83,563,565	102.59	94,802,202	116.39
Thereafter	1,053,059	1,022,542	99,160,070	96.97	117,867,623	115.27

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	1,229	1,229	95,328	77.57	95,328	77.57	[4]
2023	32,444	32,444	2,005,866	61.83	2,007,346	61.87
2024	6,564	6,564	206,847	31.51	287,884	43.86
2025	33,198	33,198	1,997,831	60.18	2,446,351	73.69
2026	6,955	6,955	585,772	84.22	677,312	97.38
2027	12,951	12,951	990,185	76.46	1,058,151	81.70
2028	9,338	9,338	663,348	71.04	695,920	74.53
2029	6,216	6,216	608,761	97.93	687,438	110.59
2030	5,267	5,267	669,479	127.11	781,200	148.32
2031	6,709	3,355	82,923	24.72	105,045	31.31
Thereafter	39,591	39,591	2,172,690	54.88	2,686,156	67.85

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	1,229	1,229	95,328	$77.57	95,328	77.57	[4]
2023	497,099	449,958	35,061,553	77.92	36,423,690	80.95
2024	687,358	635,795	44,371,634	69.79	43,855,472	68.98
2025	746,063	717,111	54,168,214	75.54	57,307,214	79.91
2026	699,520	612,071	53,917,855	88.09	57,116,387	93.32
2027	535,646	524,682	48,429,324	92.30	52,881,582	100.79
2028	598,577	571,838	50,282,347	87.93	56,666,711	99.10
2029	309,393	291,109	28,181,038	96.81	33,008,433	113.39
2030	353,145	341,532	31,399,789	91.94	37,014,653	108.38
2031	847,972	817,912	83,646,488	102.27	94,907,247	116.04
Thereafter	1,092,650	1,062,133	101,332,760	95.40	120,553,779	113.50
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	31,927	26,244	1,847,872	70.41	1,981,375	75.50
Q2 2023	50,892	43,031	2,972,980	69.09	3,801,413	88.34
Q3 2023	255,591	253,502	20,856,204	82.27	21,141,249	83.40
Q4 2023	126,245	94,738	7,378,632	77.89	7,492,307	79.08
Total 2023	464,655	417,514	33,055,687	79.17	34,416,344	82.43

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	1,229	1,229	95,328	77.57	95,328	77.57	[4]
Total 2022	1,229	1,229	95,328	77.57	95,328	77.57

Q1 2023	5,392	5,392	314,624	58.35	314,624	58.35
Q2 2023	3,039	3,039	290,661	95.64	290,661	95.64
Q3 2023	12,345	12,345	814,506	65.98	814,506	65.98
Q4 2023	11,668	11,668	586,076	50.23	587,555	50.36
Total 2023	32,444	32,444	2,005,866	61.83	2,007,346	61.87

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	1,229	1,229	95,328	77.57	95,328	77.57	[4]
Total 2022	1,229	1,229	95,328	77.57	95,328	77.57

Q1 2023	37,319	31,636	2,162,496	68.36	2,295,999	72.58
Q2 2023	53,931	46,070	3,263,641	70.84	4,092,074	88.82
Q3 2023	267,936	265,847	21,670,710	81.52	21,955,755	82.59
Q4 2023	137,913	106,406	7,964,708	74.85	8,079,862	75.93
Total 2023	497,099	449,958	35,061,553	77.92	36,423,690	80.95
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Lease expirations - Seattle region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	5,358	1,804	95,145	52.74	95,145	52.74	[4]
2023	51,527	39,407	2,066,562	52.44	2,082,850	52.85
2024	31,366	12,134	208,972	17.22	212,974	17.55
2025	24,247	8,164	379,169	46.44	399,578	48.94
2026	34,510	33,642	1,905,563	56.64	2,027,238	60.26
2027	189,746	186,827	10,947,355	58.60	12,143,333	65.00
2028	646,975	310,444	16,915,579	54.49	18,563,864	59.80
2029	113,708	112,239	6,644,568	59.20	7,611,513	67.81
2030	55,243	55,243	3,201,569	57.95	3,685,635	66.72
2031	94,744	91,599	5,136,937	56.08	5,874,995	64.14
Thereafter	85,034	58,222	3,994,937	68.62	4,994,170	85.78
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	3,718	3,718	145,523	39.14	145,523	39.14
2024	1,040	350	6,303	18.00	6,303	18.00
2025	—	—	—	—	—	—
2026	3,686	1,241	94,909	76.47	94,909	76.47
2027	—	—	—	—	—	—
2028	945	945	51,731	54.74	56,173	59.44
2029	—	—	—	—	—	—
2030	—	—	—	—	—	—
2031	3,048	3,048	185,379	60.82	222,230	72.91
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	5,358	1,804	95,145	52.74	95,145	52.74	[4]
2023	55,245	43,125	2,212,085	51.29	2,228,373	51.67
2024	32,406	12,484	215,275	17.24	219,277	17.56
2025	24,247	8,164	379,169	46.44	399,578	48.94
2026	38,196	34,883	2,000,472	57.35	2,122,147	60.84
2027	189,746	186,827	10,947,355	58.60	12,143,333	65.00
2028	647,920	311,389	16,967,310	54.49	18,620,037	59.80
2029	113,708	112,239	6,644,568	59.20	7,611,513	67.82
2030	55,243	55,243	3,201,569	57.95	3,685,635	66.72
2031	97,792	94,647	5,322,316	56.23	6,097,225	64.42
Thereafter	85,034	58,222	3,994,937	68.62	4,994,170	85.78
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	5,358	1,804	95,145	52.74	95,145	52.74	[4]
Total 2022	5,358	1,804	95,145	52.74	95,145	52.74

Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	51,527	39,407	2,066,562	52.44	2,082,850	52.85
Total 2023	51,527	39,407	2,066,562	52.44	2,082,850	52.85

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	3,718	3,718	145,523	39.14	145,523	39.14
Q4 2023	—	—	—	—	—	—
Total 2023	3,718	3,718	145,523	39.14	145,523	39.14

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	5,358	1,804	95,145	52.74	95,145	52.74	[4]
Total 2022	5,358	1,804	95,145	52.74	95,145	52.74

Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	3,718	3,718	145,523	39.14	145,523	39.14
Q4 2023	51,527	39,407	2,066,562	52.44	2,082,850	52.85
Total 2023	55,245	43,125	2,212,085	51.29	2,228,373	51.67
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	61,988	61,988	4,012,552	64.73	4,012,552	64.73	[4]
2023	381,675	366,792	17,852,145	48.67	17,671,422	48.18
2024	479,716	464,852	25,278,406	54.38	25,554,325	54.97
2025	321,083	215,124	10,972,573	51.01	11,664,526	54.22
2026	538,825	473,164	36,878,297	77.94	39,215,587	82.88
2027	560,591	418,709	23,721,273	56.65	26,138,282	62.43
2028	202,679	173,547	10,182,790	58.67	11,435,599	65.89
2029	600,164	572,890	30,705,921	53.60	35,832,204	62.55
2030	168,007	111,115	6,297,773	56.68	7,566,867	68.10
2031	122,938	103,253	5,450,017	52.78	6,625,649	64.17
Thereafter	4,563,310	3,617,218	204,449,915	56.52	255,318,795	70.58

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	8,738	8,738	498,161	57.01	498,161	57.01	[4]
2023	24,641	24,165	857,993	35.51	859,866	35.58
2024	58,979	56,752	3,418,591	60.24	3,454,241	60.87
2025	25,877	17,497	1,430,163	81.74	1,440,361	82.32
2026	29,239	26,215	1,809,346	69.02	2,625,200	100.14
2027	43,577	39,475	2,819,541	71.43	2,793,571	70.77
2028	29,928	26,652	1,819,898	68.28	2,062,105	77.37
2029	15,625	10,828	809,786	74.78	936,001	86.44
2030	99,802	99,527	4,377,440	43.98	4,959,263	49.83
2031	29,042	26,127	1,788,925	68.47	2,020,195	77.32
Thereafter	180,173	159,981	6,617,956	41.37	7,712,973	48.21

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	70,726	70,726	4,510,713	63.78	4,510,713	63.78	[4]
2023	406,316	390,957	18,710,138	47.86	18,531,288	47.40
2024	538,695	521,604	28,696,997	55.02	29,008,566	55.61
2025	346,960	232,621	12,402,736	53.32	13,104,887	56.34
2026	568,064	499,379	38,687,643	77.47	41,840,787	83.79
2027	604,168	458,184	26,540,814	57.93	28,931,853	63.14
2028	232,607	200,199	12,002,688	59.95	13,497,704	67.42
2029	615,789	583,718	31,515,707	53.99	36,768,205	62.99
2030	267,809	210,642	10,675,213	50.68	12,526,130	59.47
2031	151,980	129,380	7,238,942	55.95	8,645,844	66.83
Thereafter	4,743,483	3,777,199	211,067,871	55.88	263,031,768	69.64
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	61,988	61,988	4,012,552	64.73	4,012,552	64.73	[4]
Total 2022	61,988	61,988	4,012,552	64.73	4,012,552	64.73

Q1 2023	72,354	68,833	2,143,011	31.13	1,825,113	26.52
Q2 2023	92,462	90,102	6,426,454	71.32	6,438,891	71.46
Q3 2023	148,010	140,479	6,693,145	47.65	6,755,105	48.09
Q4 2023	68,849	67,378	2,589,535	38.43	2,652,313	39.36
Total 2023	381,675	366,792	17,852,145	48.67	17,671,422	48.18

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	8,738	8,738	498,161	57.01	498,161	57.01	[4]
Total 2022	8,738	8,738	498,161	57.01	498,161	57.01

Q1 2023	10,518	10,518	310,034	29.48	310,034	29.48
Q2 2023	4,373	4,373	311,932	71.33	311,932	71.33
Q3 2023	6,655	6,655	123,019	18.49	123,024	18.49
Q4 2023	3,095	2,619	113,008	43.15	114,877	43.87
Total 2023	24,641	24,165	857,993	35.51	859,866	35.58

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	70,726	70,726	4,510,713	63.78	4,510,713	63.78	[4]
Total 2022	70,726	70,726	4,510,713	63.78	4,510,713	63.78

Q1 2023	82,872	79,351	2,453,045	30.91	2,135,147	26.91
Q2 2023	96,835	94,475	6,738,386	71.32	6,750,823	71.46
Q3 2023	154,665	147,134	6,816,164	46.33	6,878,129	46.75
Q4 2023	71,944	69,997	2,702,543	38.61	2,767,190	39.53
Total 2023	406,316	390,957	18,710,138	47.86	18,531,288	47.40
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Lease expirations - CBD properties [1,2,3]
as of December 31, 2022

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	12,880	12,880	825,368	64.08	825,368	64.08	[4]
2023	539,644	452,642	25,265,443	55.82	25,410,553	56.14
2024	335,169	287,593	19,330,129	67.21	19,897,813	69.19
2025	334,994	315,850	25,966,785	82.21	26,707,319	84.56
2026	560,622	529,311	41,060,243	77.57	42,716,110	80.70
2027	525,223	511,131	44,259,267	86.59	49,054,153	95.97
2028	1,081,055	1,081,055	97,842,403	90.51	106,558,998	98.57
2029	709,734	575,174	44,382,276	77.16	51,783,179	90.03
2030	1,316,313	1,275,245	87,755,662	68.81	94,650,746	74.22
2031	28,779	21,683	2,056,799	94.86	2,303,246	106.22
Thereafter	4,625,160	3,713,136	306,361,531	82.51	372,374,281	100.29

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	69,265	38,026	2,547,782	67.00	2,546,982	66.98
2024	136,464	74,955	5,104,282	68.10	5,294,869	70.64
2025	48,661	25,716	2,024,696	78.73	2,094,629	81.45
2026	608,572	334,715	23,359,380	69.79	25,748,829	76.93
2027	27,999	15,399	808,205	52.48	1,230,774	79.92
2028	305,943	158,489	12,254,652	77.32	14,538,931	91.73
2029	388,031	195,921	13,508,497	68.95	15,990,726	81.62
2030	5,283	2,906	334,316	115.06	405,506	139.56
2031	—	—	—	—	—	—
Thereafter	446,559	223,466	15,808,155	70.74	23,983,320	107.32

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	12,850	12,850	1,645,836	128.08	1,645,836	128.08	[4]
2023	242,126	154,970	17,915,466	115.61	18,194,177	117.40
2024	719,708	527,839	52,043,559	98.60	52,684,206	99.81
2025	680,476	379,924	41,183,980	108.40	41,310,556	108.73
2026	467,424	276,978	40,465,176	146.10	41,951,355	151.46
2027	197,448	139,783	17,737,127	126.89	18,099,695	129.48
2028	576,798	380,772	37,363,523	98.13	39,396,958	103.47
2029	605,865	575,592	62,732,411	108.99	68,210,136	118.50
2030	731,059	648,981	62,359,082	96.09	67,481,133	103.98
2031	228,644	189,339	20,224,032	106.81	21,983,572	116.11
Thereafter	4,596,012	3,223,482	340,365,097	105.59	410,861,268	127.46

Q4 2022
Lease expirations - CBD properties (continued) [1,2,3]
as of December 31, 2022

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	1,229	1,229	95,328	77.57	95,328	77.57	[4]
2023	254,335	254,335	21,390,310	84.10	21,924,150	86.20
2024	519,302	519,302	39,761,222	76.57	39,106,489	75.31
2025	337,897	337,897	29,468,273	87.21	31,158,848	92.21
2026	493,225	493,225	45,071,939	91.38	47,749,243	96.81
2027	431,377	431,377	41,670,342	96.60	45,389,422	105.22
2028	517,029	517,029	47,403,038	91.68	53,330,944	103.15
2029	272,825	272,825	27,283,942	100.01	31,926,454	117.02
2030	277,390	277,390	27,488,395	99.10	32,323,865	116.53
2031	787,850	787,850	82,225,445	104.37	93,111,678	118.18
Thereafter	1,031,615	1,031,615	100,004,304	96.94	118,918,396	115.27

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	5,358	1,804	95,145	52.74	95,145	52.74	[4]
2023	55,245	43,125	2,212,085	51.29	2,228,373	51.67
2024	32,406	12,484	215,275	17.24	219,277	17.56
2025	24,247	8,164	379,169	46.44	399,578	48.94
2026	38,196	34,883	2,000,472	57.35	2,122,147	60.84
2027	189,746	186,827	10,947,355	58.60	12,143,333	65.00
2028	647,920	311,389	16,967,310	54.49	18,620,036	59.80
2029	113,708	112,239	6,644,568	59.20	7,611,513	67.81
2030	55,243	55,243	3,201,569	57.95	3,685,635	66.72
2031	97,792	94,647	5,322,316	56.23	6,097,225	64.42
Thereafter	85,034	58,222	3,994,937	68.62	4,994,170	85.78

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	37,436	37,436	2,550,364	68.13	2,550,364	68.13	[4]
2023	64,084	48,725	3,648,469	74.88	3,667,315	75.27
2024	126,139	109,048	7,553,057	69.26	7,672,957	70.36
2025	173,879	59,540	3,532,259	59.33	3,716,160	62.41
2026	338,009	269,324	26,689,160	99.10	28,273,686	104.98
2027	222,953	76,968	6,028,174	78.32	6,426,533	83.50
2028	130,440	98,032	6,901,971	70.41	7,724,915	78.80
2029	84,277	52,206	3,610,153	69.15	4,165,954	79.80
2030	94,708	37,541	2,382,930	63.48	3,019,531	80.43
2031	80,737	58,136	3,210,238	55.22	3,883,139	66.79
Thereafter	1,504,478	905,980	61,846,978	68.27	76,385,419	84.31

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Lease expirations - Suburban properties [1,2,3]
as of December 31, 2022

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	37,443	37,443	1,315,322	35.13	1,315,322	35.13	[4]
2023	463,796	463,796	24,653,157	53.16	24,653,157	53.16
2024	536,013	536,013	27,850,620	51.96	28,827,190	53.78
2025	723,936	723,936	38,172,167	52.73	38,925,260	53.77
2026	243,021	243,021	13,447,279	55.33	14,972,869	61.61
2027	210,241	210,241	9,700,735	46.14	10,173,082	48.39
2028	142,296	142,296	7,222,997	50.76	7,873,457	55.33
2029	466,782	466,782	21,749,601	46.59	25,349,082	54.31
2030	166,014	166,014	7,516,238	45.27	8,655,785	52.14
2031	534,365	474,025	26,876,548	56.70	29,898,273	63.07
Thereafter	465,878	465,878	30,836,294	66.19	36,268,020	77.85

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	1,761	1,761	68,185	38.72	68,185	38.72	[4]
2023	91,780	91,780	3,460,246	37.70	3,460,246	37.70
2024	499,023	499,023	19,084,811	38.24	19,160,048	38.40
2025	248,365	248,365	9,727,334	39.17	9,950,912	40.07
2026	241,400	241,400	9,820,161	40.68	10,240,524	42.42
2027	245,718	245,718	8,958,232	36.46	9,580,640	38.99
2028	28,245	28,245	992,716	35.15	1,117,934	39.58
2029	68,315	68,315	2,559,416	37.46	2,844,073	41.63
2030	47,174	47,174	1,596,660	33.85	1,938,126	41.08
2031	161,276	161,276	6,559,149	40.67	6,911,753	42.86
Thereafter	144,731	144,731	5,591,336	38.63	6,372,162	44.03

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	242,764	195,623	13,671,244	69.89	14,499,541	74.12
2024	168,056	116,493	4,610,412	39.58	4,748,983	40.77
2025	408,166	379,214	24,699,941	65.13	26,148,367	68.95
2026	206,295	118,846	8,845,916	74.43	9,367,145	78.82
2027	104,269	93,305	6,758,981	72.44	7,492,159	80.30
2028	81,548	54,809	2,879,309	52.53	3,335,768	60.86
2029	36,568	18,284	897,096	49.06	1,081,979	59.18
2030	75,755	64,142	3,911,394	60.98	4,690,788	73.13
2031	60,122	30,061	1,421,044	47.27	1,795,568	59.73
Thereafter	61,035	30,518	1,328,456	43.53	1,635,383	53.59

Q4 2022
Lease expirations - Suburban properties (continued) [1,2,3]
as of December 31, 2022

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	33,290	33,290	1,960,349	58.89	1,960,349	58.89	[4]
2023	342,232	342,232	15,061,668	44.01	14,863,974	43.43
2024	412,556	412,556	21,143,939	51.25	21,335,609	51.72
2025	173,081	173,081	8,870,477	51.25	9,388,728	54.24
2026	230,055	230,055	11,998,483	52.15	13,567,101	58.97
2027	381,215	381,215	20,512,640	53.81	22,505,320	59.04
2028	102,167	102,167	5,100,717	49.93	5,772,789	56.50
2029	531,512	531,512	27,905,554	52.50	32,602,250	61.34
2030	173,101	173,101	8,292,284	47.90	9,506,598	54.92
2031	71,243	71,243	4,028,703	56.55	4,762,704	66.85
Thereafter	3,239,005	2,871,219	149,220,893	51.97	186,646,349	65.01

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2022
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Marie Ferguson	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Camille Bonnel	646.855.1363 / 416.369.2140
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Credit Suisse	Tayo Okusanya	212.325.1402
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies & Co.	Jonathan Peterson	212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
RW Baird & Co., Inc.	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q4 2022
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units and (11) on and after February 4, 2022, which was the end of the performance period for 2019 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2019 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2020, 2021 and 2022 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q4 2022
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income attributable to Boston Properties, Inc, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q4 2022
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q4 2022
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus (1) net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, losses from early extinguishments of debt, unrealized loss on non-real estate investment and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, interest and other income (loss), gain on sales-type lease and other income - assignment fee. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.

The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q4 2022
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Dec-22	30-Sep-22
Revenue	$789,824	$790,523
Partners’ share of revenue from consolidated joint ventures (JVs)	(78,915)	(79,336)
BXP’s share of revenue from unconsolidated JVs	61,988	59,938
BXP’s Share of revenue	$772,897	$771,125

Straight-line rent	$32,038	$32,140
Partners’ share of straight-line rent from consolidated JVs	(4,635)	(3,063)
BXP’s share of straight-line rent from unconsolidated JVs	3,626	4,740
BXP’s Share of straight-line rent	$31,029	$33,817

Fair value lease revenue [2]	$3,088	$2,442
Partners’ share of fair value lease revenue from consolidated JVs [2]	(140)	(140)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	893	631
BXP’s Share of fair value lease revenue [2]	$3,841	$2,933

Lease termination income	$1,723	$1,981
Partners’ share of termination income from consolidated JVs	(206)	(57)
BXP’s share of termination income from unconsolidated JVs	803	500
BXP’s Share of termination income	$2,320	$2,424

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$26,088	$26,259
Partners’ share of parking and other revenue from consolidated JVs	(738)	(688)
BXP’s share of parking and other revenue from unconsolidated JVs	2,834	2,789
BXP’s Share of parking and other revenue	$28,184	$28,360

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	305	(1,246)
BXP’s Share of hedge amortization, net of costs	$1,751	$200

Straight-line ground rent expense adjustment	$262	$800
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	142	144
BXP’s Share of straight-line ground rent expense adjustment	$404	$944

Depreciation and amortization	$198,330	$190,675
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,435)	(17,706)
BXP’s share of depreciation and amortization from unconsolidated JVs	24,626	21,485
BXP’s Share of depreciation and amortization	$205,521	$194,454

Lease transaction costs that qualify as rent inducements [3]	$11,212	$4,667
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(101)	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	600	1,380
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$11,711	$6,047

2nd generation tenant improvements and leasing commissions	$50,638	$184,826
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(3,733)	(18,615)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	8,708	3,548
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$55,613	$169,759

Q4 2022
Reconciliations (continued)

Maintenance capital expenditures [4]	$25,813	$16,808
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(4,368)	(1,889)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	784	601
BXP’s Share of maintenance capital expenditures [4]	$22,229	$15,520

Interest expense	$119,923	$111,846
Partners’ share of interest expense from consolidated JVs	(11,954)	(11,971)
BXP’s share of interest expense from unconsolidated JVs	21,435	17,748
BXP’s Share of interest expense	$129,404	$117,623

Capitalized interest	$12,082	$12,230
Partners’ share of capitalized interest from consolidated JVs	(80)	(64)
BXP’s share of capitalized interest from unconsolidated JVs	1,402	1,238
BXP’s Share of capitalized interest	$13,404	$13,404

Amortization of financing costs	$3,716	$4,772
Partners’ share of amortization of financing costs from consolidated JVs	(497)	(497)
BXP’s share of amortization of financing costs from unconsolidated JVs	759	753
BXP’s Share of amortization of financing costs	$3,978	$5,028

Fair value interest adjustment	$—	$—
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	250	—
BXP’s Share of fair value interest adjustment	$250	$—

_____________
1Represents the reinstatement of accrued rent balances related to clients that the Company determined are now probable of collection.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2022
Reconciliations (continued)
for the three months ended December 31, 2022
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$71,215	$99,348	$170,563
Straight-line rent	3,659	7,047	10,706
Fair value lease revenue	327	21	348
Termination income	193	287	480
Total lease revenue	75,394	106,703	182,097
Parking and other	—	1,639	1,639
Total rental revenue [2]	75,394	108,342	183,736
Expenses
Operating	29,932	37,634	67,566
Net Operating Income (NOI)	45,462	70,708	116,170

Other income (expense)
Development and management services revenue	—	7	7
Interest and other income	835	1,132	1,967
Interest expense	(21,194)	(7,734)	(28,928)
Depreciation and amortization expense	(15,934)	(23,120)	(39,054)
General and administrative expense	(42)	(50)	(92)
Total other income (expense)	(36,335)	(29,765)	(66,100)
Net income	$9,127	$40,943	$50,070

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$17,555	$31,034	$48,589
BXP’s share of NOI (after income allocation to private REIT shareholders)	$27,907	$39,674	$67,581
Unearned portion of capitalized fees [4]	$605	$530	$1,135

Partners’ share of select items [3]
Partners’ share of parking and other revenue	$—	$738	$738
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$151	$497
Partners’ share of depreciation and amortization related to capitalized fees	$346	$510	$856
Partners’ share of capitalized interest	$80	$—	$80
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(101)	$(101)
Partners’ share of management and other fees	$633	$809	$1,442
Partners’ share of basis differential depreciation and amortization expense	$(18)	$(180)	$(198)
Partners’ share of basis differential interest and other adjustments	$(4)	$18	$14

Reconciliation of Partners’ share of EBITDAre [5]
Partners’ NCI	$2,694	$17,267	$19,961
Add:
Partners’ share of interest expense after BXP’s basis differential	8,474	3,480	11,954
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,701	10,734	17,435
Partners’ share of EBITDAre	$17,869	$31,481	$49,350

Q4 2022
Reconciliations (continued)
for the three months ended December 31, 2022
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [2]	$30,158	$48,754		$78,912
Less: Termination income	77	129		206
Rental revenue (excluding termination income) [2]	30,081	48,625		78,706
Less: Operating expenses (including partners’ share of management and other fees)	12,603	17,741		30,344
Income allocation to private REIT shareholders	—	(21)		(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$17,478	$30,905		$48,383

Rental revenue (excluding termination income) [2]	$30,081	$48,625		$78,706
Less: Straight-line rent	1,464	3,171	[2]	4,635
Fair value lease revenue	131	9		140
Add: Lease transaction costs that qualify as rent inducements	—	101		101
Subtotal	28,486	45,546		74,032
Less: Operating expenses (including partners’ share of management and other fees)	12,603	17,741		30,344
Income allocation to private REIT shareholders	—	(21)		(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$15,883	$27,826		$43,709

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$30,158	$48,754		$78,912
Add: Development and management services revenue	—	3		3
Revenue	$30,158	$48,757		$78,915
_________
1Lease revenue includes recoveries from clients and service income from clients.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
5Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2022
Reconciliations (continued)
for the three months ended December 31, 2022
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,465	$31,251		$12,413		$10,969		$6,578	$33,237		$118,913
Straight-line rent	1,074	2,607		141		347		710	3,150		8,029
Fair value lease revenue	—	278		752		23		1,144	—		2,197
Termination income	—	(69)		1,673		—		—	—		1,604
Total lease revenue	25,539	34,067		14,979		11,339		8,432	36,387		130,743
Parking and other	(28)	3,557		54		207		584	2,039		6,413
Total rental revenue [3]	25,511	37,624		15,033		11,546		9,016	38,426		137,156
Expenses
Operating	9,039	13,765		8,867	[4]	4,745		3,648	14,268		54,332
Net operating income/(loss)	16,472	23,859		6,166		6,801		5,368	24,158		82,824

Other income/(expense)
Development and management services revenue	—	—		373		1		—	39		413
Interest and other income	231	232		172		20		60	436		1,151
Interest expense	(9,630)	(11,956)		(8,927)		(3)		(4,007)	(16,272)		(50,795)
Unrealized gain on derivative instruments	—	—		1,681		—		—	—		1,681
Transaction costs	(3)	—		—		—		(24)	(64)		(91)
Depreciation and amortization expense	(8,257)	(13,672)		(5,638)		(4,800)		(5,461)	(11,124)		(48,952)
General and administrative expense	(34)	(25)		(310)		(4)		(8)	(39)		(420)
Total other income/(expense)	(17,693)	(25,421)		(12,649)		(4,786)		(9,440)	(27,024)		(97,013)
Net income/(loss)	$(1,221)	$(1,562)		$(6,483)		$2,015		$(4,072)	$(2,866)		$(14,189)

BXP’s share of select items:
BXP’s share of parking and other revenue	$(14)	$1,858		$26		$104		$197	$663	[5]	$2,834
BXP’s share of amortization of financing costs	$162	$95		$84		$—		$28	$390	[5]	$759
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$253	$52		$305
BXP’s share of fair value interest adjustment	$—	$—		$250		$—		$—	$—		$250
BXP’s share of capitalized interest	$—	$—		$1,367		$—		$—	$35	[5]	$1,402

Income/(loss) from unconsolidated joint ventures	$(577)	$(1,622)		$(55,207)		$298		$(1,367)	$24	[5]	$(58,451)
Add:
BXP’s share of interest expense	4,816	6,323		3,376		2		1,349	5,569	[5]	21,435
BXP’s share of depreciation and amortization expense	4,095	8,273	[6]	3,260		2,953	[6]	1,838	4,207	[5]	24,626
BXP’s share of impairment loss on investment [7]	—	—		50,705		—		—	—		50,705
BXP’s share of EBITDAre	$8,334	$12,974	[6]	$2,134		$3,253	[6]	$1,820	$9,800	[5]	$38,315

Q4 2022
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$12,756	$20,096	[6]	$5,215	$5,560	[6]	$3,035	$15,123	[5]	$61,785
BXP’s share of operating expenses	4,519	7,220		3,224	2,372		1,222	5,494	[5]	24,051
BXP’s share of net operating income/(loss)	8,237	12,876	[6]	1,991	3,188	[6]	1,813	9,629	[5]	37,734
Less:
BXP’s share of termination income	—	(35)		838	—		—	—		803
BXP’s share of net operating income/(loss) (excluding termination income)	8,237	12,911		1,153	3,188		1,813	9,629	[5]	36,931
Less:
BXP’s share of straight-line rent	537	1,449	[6]	212	181	[6]	239	1,008	[5]	3,626
BXP’s share of fair value lease revenue	—	453	[6]	263	(207)	[6]	384	—		893
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		142	—		—	—		142
BXP’s share of lease transaction costs that qualify as rent inducements	—	1,097		—	—		—	(497)	[5]	600
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$7,700	$12,106	[6]	$820	$3,214	[6]	$1,190	$8,124	[5]	$33,154

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$12,756	$20,096	[6]	$5,215	$5,560	[6]	$3,035	$15,123	[5]	$61,785
Add:
BXP’s share of development and management services revenue	—	—		187	1		—	15		203
BXP’s share of revenue	$12,756	$20,096	[6]	$5,402	$5,561	[6]	$3,035	$15,138	[5]	$61,988

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Includes approximately $284 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
7 Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Q4 2022
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Sep-22	30-Sep-21
Net income attributable to Boston Properties, Inc.	$360,977	$108,297
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	40,883	11,982
Noncontrolling interest in property partnerships	18,801	18,971
Net income	420,661	139,250
Add:
Interest expense	111,846	105,794
Losses from investments in securities	1,571	190
Loss from unconsolidated joint ventures	3,524	5,597
Depreciation and amortization expense	190,675	179,412
Transaction costs	1,650	1,888
Payroll and related costs from management services contracts	3,900	3,006
General and administrative expense	32,519	34,560
Less:
Interest and other income (loss)	3,728	1,520
Gains on sales of real estate	262,345	348
Direct reimbursements of payroll and related costs from management services contracts	3,900	3,006
Development and management services revenue	7,465	6,094
Net Operating Income (NOI)	488,908	458,729
Add:
BXP’s share of NOI from unconsolidated joint ventures	35,316	24,266
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	48,306	47,800
BXP’s Share of NOI	475,918	435,195
Less:
Termination income	1,981	1,874
BXP’s share of termination income from unconsolidated joint ventures	500	(17)
Add:
Partners’ share of termination income from consolidated joint ventures	57	10
BXP’s Share of NOI (excluding termination income)	$473,494	$433,348

Net Operating Income (NOI)	$488,908	$458,729
Less:
Termination income	1,981	1,874
NOI from non Same Properties (excluding termination income)	33,576	14,697
Same Property NOI (excluding termination income)	453,351	442,158
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	48,249	47,790
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	34,816	24,283
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	9,648	1,669
BXP’s Share of Same Property NOI (excluding termination income)	$430,270	$416,982

Change in BXP’s Share of Same Property NOI (excluding termination income)	$13,288
Change in BXP’s Share of Same Property NOI (excluding termination income)	3.2%

Q4 2022
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Sep-22	30-Sep-21
Net income attributable to Boston Properties, Inc.	$360,977	$108,297
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	40,883	11,982
Noncontrolling interest in property partnerships	18,801	18,971
Net income	420,661	139,250
Add:
Interest expense	111,846	105,794
Losses from investments in securities	1,571	190
Loss from unconsolidated joint ventures	3,524	5,597
Depreciation and amortization expense	190,675	179,412
Transaction costs	1,650	1,888
Payroll and related costs from management services contracts	3,900	3,006
General and administrative expense	32,519	34,560
Less:
Interest and other income (loss)	3,728	1,520
Gains on sales of real estate	262,345	348
Direct reimbursements of payroll and related costs from management services contracts	3,900	3,006
Development and management services revenue	7,465	6,094
Net Operating Income (NOI)	488,908	458,729
Less:
Straight-line rent	32,140	36,675
Fair value lease revenue	2,442	1,408
Termination income	1,981	1,874
Add:
Straight-line ground rent expense adjustment [1]	631	748
Lease transaction costs that qualify as rent inducements [2]	4,667	4,090
NOI - cash (excluding termination income)	457,643	423,610
Less:
NOI - cash from non Same Properties (excluding termination income)	23,983	13,308
Same Property NOI - cash (excluding termination income)	433,660	410,302
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	45,046	45,150
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	30,969	21,619
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	8,181	1,248
BXP’s Share of Same Property NOI - cash (excluding termination income)	$411,402	$385,523

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$25,879
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	6.7%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $169 and $40 for the three months ended September 30, 2022 and 2021, respectively. As of September 30, 2022, the Company has remaining lease payments aggregating approximately $25.3 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly. For the three months ended September 30, 2021, amount excludes $(23.0) million of prepaid ground rent expense in connection with the ground lease at Sumner Square located in Washington, DC.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q4 2022
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-21	30-Sep-21
Revenue
Lease	$690,912	$692,260
Parking and other	22,940	21,266
Insurance proceeds	147	2,241
Hotel revenue	6,227	5,189
Development and management services	7,516	6,094
Direct reimbursements of payroll and related costs from management services contracts	3,321	3,006
Total revenue	731,063	730,056
Expenses
Operating	129,335	124,153
Real estate taxes	127,125	131,718
Demolition costs	38	169
Restoration expenses related to insurance claim	280	2,241
Hotel operating	5,005	3,946
General and administrative	33,649	34,560
Payroll and related costs from management services contracts	3,321	3,006
Transaction costs	2,066	1,888
Depreciation and amortization	177,521	179,412
Total expenses	478,340	481,093
Other income (expense)
Loss from unconsolidated joint ventures	(825)	(5,597)
Gains on sales of real estate	115,556	348
Gains (losses) from investments in securities	1,882	(190)
Interest and other income (loss)	1,564	1,520
Losses from early extinguishments of debt	(44,284)	—
Interest expense	(103,331)	(105,794)
Net income	223,285	139,250
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,204)	(18,971)
Noncontrolling interest - common units of the Operating Partnership	(20,544)	(11,982)
Net income attributable to Boston Properties, Inc.	$184,537	$108,297

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.18	$0.69
Net income attributable to Boston Properties, Inc. per share - diluted	$1.18	$0.69